                                                                   Exhibit 10.10

                                                            UST Sequence No. 118

                    UNITED STATES DEPARTMENT OF THE TREASURY
                          1500 PENNSYLVANIA AVENUE, NW
                             WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

     The company set forth on the signature page hereto (the "Company")  intends to  issue in a  private  placement  the  number  of  shares  of a series  of its preferred  stock set forth on Schedule A hereto (the  "Preferred  Shares") and a warrant  to  purchase  the  number of shares  of its  common  stock set forth on
Schedule A hereto (the "Warrant" and,  together with the Preferred  Shares,  the
"Purchased  Securities")  and the United States  Department of the Treasury (the
"Investor") intends to purchase from the Company the Purchased Securities.

     The purpose of this letter agreement is to confirm the terms and conditions of the  purchase by the  Investor  of the  Purchased  Securities.  Except to the
extent  supplemented  or  superseded  by the terms  set  forth  herein or in the
Schedules hereto, the provisions  contained in the Securities Purchase Agreement
-  Standard  Terms  attached  hereto  as  Exhibit  A (the  "Securities  Purchase
Agreement") are incorporated by reference herein.  Terms that are defined in the
Securities  Purchase  Agreement are used in this letter agreement as so defined.
In the  event  of any  inconsistency  between  this  letter  agreement  and  the
Securities Purchase Agreement, the terms of this letter agreement shall govern.

     Each of the Company and the Investor hereby confirms its agreement with the other  party  with  respect to the  issuance  by the  Company  of the  Purchased
Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter  agreement  and the  Securities  Purchase  Agreement on the terms specified on Schedule A hereto.

     This letter agreement  (including the Schedules  hereto) and the Securities
Purchase  Agreement  (including the Annexes thereto) and the Warrant  constitute the entire agreement, and supersede all other prior agreements,  understandings, representations and warranties, both written and oral, between the parties, with respect to the subject  matter hereof.  This letter  agreement  constitutes  the
"Letter Agreement" referred to in the Securities Purchase Agreement.

     This  letter   agreement   may  be  executed  in  any  number  of  separate
counterparts,  each such counterpart being deemed to be an original  instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this letter  agreement may be delivered by facsimile and such facsimiles  will be deemed as sufficient as if actual  signature  pages had been delivered.

                                       ***

     In witness  whereof,  this  letter  agreement  has been duly  executed  and delivered by the duly authorized representatives of the parties hereto as of the date written below.

                                    UNITED STATES DEPARTMENT OF THE TREASURY

                                    By: /s/ Neel Kashkari
                                        -----------------------------------------
                                         Name:   Neel Kashkari
                                         Title:  Interim Assistant Secretary for
                                                 Financial  Stability

                                    COMPANY:

                                    BLUE VALLEY BAN CORP.

                                    By:  /s/ Robert D. Regnier
                                        -----------------------------------------
                                         Name:  Robert D. Regnier
                                         Title: President & CEO

Date: December 5, 2008

                                                                       EXHIBIT A

                          SECURITIES PURCHASE AGREEMENT

                                                                       EXHIBIT A

================================================================================

                          SECURITIES PURCHASE AGREEMENT

                                 STANDARD TERMS

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

                                    Article I

                                Purchase; Closing

                                   Article II

                         Representations and Warranties

   2.1     Disclosure..........................................................4

   2.2     Representations and Warranties of the Company.......................5

                                   Article III

                                    Covenants

                                   Article IV

                              Additional Agreements

   4.4     Transfer of Purchased Securities and Warrant Shares; Restrictions

                                       i

                                    Article V
                                  Miscellaneous

                                       ii

                                 LIST OF ANNEXES

ANNEX A: FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

ANNEX B: FORM OF WAIVER

ANNEX C: FORM OF OPINION

ANNEX D: FORM OF WARRANT

                                      iii

                             INDEX OF DEFINED TERMS

Term                                                                                           Location of Definition
------------------------------------------------------------------------------------------     ----------------------
Affiliate                                                                                      5.7(b)
Agreement                                                                                      Recitals
Appraisal Procedure                                                                            4.9(c)(i)
Appropriate Federal Banking Agency                                                             2.2(s)
Bankruptcy Exceptions                                                                          2.2(d)
Benefit Plans                                                                                  1.2(d)(iv)
Board of Directors                                                                             2.2(f)
Business Combination                                                                           4.4
business day                                                                                   1.3
Capitalization Date                                                                            2.2(b)
Certificate of Designations                                                                    1.2(d)(iii)
Charter                                                                                        1.2(d)(iii)
Closing                                                                                        1.2(a)
Closing Date                                                                                   1.2(a)
Code                                                                                           2.2(n)
Common Stock                                                                                   Recitals
Company                                                                                        Recitals
Company Financial Statements                                                                   2.2(h)
Company Material Adverse Effect                                                                2.1(a)
Company Reports                                                                                2.2(i)(i)
Company Subsidiary; Company Subsidiaries                                                       2.2(i)(i)
control; controlled by; under common control with                                              5.7(b)
Controlled Group                                                                               2.2(n)
CPP                                                                                            Recitals
EESA                                                                                           1.2(d)(iv)
ERISA                                                                                          2.2(n)
Exchange Act                                                                                   2.1(b)
Fair Market Value                                                                              4.9(c)(ii)
GAAP                                                                                           2.1(a)
Governmental Entities                                                                          1.2(c)
Holder                                                                                         4.5(k)(i)
Holders' Counsel                                                                               4.5(k)(ii)
Indemnitee                                                                                     4.5(g)(i)
Information                                                                                    3.5(b)
Initial Warrant Shares                                                                         Recitals
Investor                                                                                       Recitals
Junior Stock                                                                                   4.8(c)
knowledge of the Company; Company's knowledge                                                  5.7(c)
Last Fiscal Year                                                                               2.1(b)
Letter Agreement                                                                               Recitals
officers                                                                                       5.7(c)
Parity Stock                                                                                   4.8(c)
Pending Underwritten Offering                                                                  4.5(l)

                                       iv

Term                                                                                           Location of Definition
------------------------------------------------------------------------------------------     ----------------------

Permitted Repurchases                                                                          4.8(a)(ii)
Piggyback Registration                                                                         4.5(a)(iv)
Plan                                                                                           2.2(n)
Preferred Shares                                                                               Recitals
Preferred Stock                                                                                Recitals
Previously Disclosed                                                                           2.1(b)
Proprietary Rights                                                                             2.2(u)
Purchase                                                                                       Recitals
Purchase Price                                                                                 1.1
Purchased Securities                                                                           Recitals
Qualified Equity Offering                                                                      4.4
register; registered; registration                                                             4.5(k)(iii)
Registrable Securities                                                                         4.5(k)(iv)
Registration Expenses                                                                          4.5(k)(v)
Regulatory Agreement                                                                           2.2(s)
Rule 144; Rule 144A; Rule 159A; Rule 405; Rule 415                                             4.5(k)(vi)
Schedules                                                                                      Recitals
SEC                                                                                            2.1(b)
Securities Act                                                                                 2.2(a)
Selling Expenses                                                                               4.5(k)(vii)
Senior Executive Officers                                                                      4.10
Share Dilution Amount                                                                          4.8(a)(ii)
Shelf Registration Statement                                                                   4.5(a)(ii)
Signing Date                                                                                   2.1(a)
Special Registration                                                                           4.5(i)
Stockholder Proposals                                                                          3.1(b)
subsidiary                                                                                     5.8(a)
Tax; Taxes                                                                                     2.2(o)
Transfer                                                                                       4.4
Warrant                                                                                        Recitals
Warrant Shares                                                                                 2.2(d)

                                       v

                 SECURITIES PURCHASE AGREEMENT - STANDARD TERMS

                                    Recitals:

     WHEREAS,  the United States Department of the Treasury (the "Investor") may
from time to time agree to purchase  shares of preferred stock and warrants from eligible financial institutions which elect to participate in the Troubled Asset
Relief Program Capital Purchase Program ("CPP");

     WHEREAS, an eligible financial  institution  electing to participate in the
CPP and issue  securities to the Investor  (referred to herein as the "Company")
shall enter into a letter  agreement (the "Letter  Agreement") with the Investor which incorporates this Securities Purchase Agreement - Standard Terms;

     WHEREAS,  the Company agrees to expand the flow of credit to U.S. consumers and businesses on competitive terms to promote the sustained growth and vitality of the U.S. economy;

     WHEREAS, the Company agrees to work diligently, under existing programs, to modify the terms of  residential  mortgages as  appropriate  to  strengthen  the health of the U.S. housing market;

     WHEREAS,  the Company intends to issue in a private placement the number of shares of the series of its  Preferred  Stock  ("Preferred  Stock") set forth on
Schedule A to the Letter  Agreement  (the  "Preferred  Shares") and a warrant to purchase the number of shares of its Common Stock ("Common  Stock") set forth on
Schedule A to the Letter Agreement (the "Initial Warrant Shares") (the "Warrant"
and,  together with the Preferred  Shares,  the "Purchased  Securities") and the
Investor  intends to purchase  (the  "Purchase")  from the Company the Purchased
Securities; and

     WHEREAS,  the  Purchase  will  be  governed  by  this  Securities  Purchase
Agreement  -Standard  Terms and the Letter  Agreement,  including  the schedules thereto (the  "Schedules"),  specifying  additional terms of the Purchase.  This
Securities  Purchase  Agreement - Standard Terms  (including the Annexes hereto)
and the Letter Agreement (including the Schedules thereto) are together referred to as this "Agreement".  All references in this Securities  Purchase Agreement -
Standard  Terms to  "Schedules"  are to the  Schedules  attached  to the  Letter
Agreement.

     NOW,   THEREFORE,   in   consideration   of  the   premises,   and  of  the
representations,  warranties,  covenants and  agreements  set forth herein,  the parties agree as follows:

                                   Article I
                                Purchase; Closing

     1.1 Purchase.  On the terms and subject to the conditions set forth in this
Agreement,  the Company agrees to sell to the Investor,  and the Investor agrees to purchase  from the  Company,  at the Closing (as  hereinafter  defined),  the
Purchased  Securities  for the  price  set forth on  Schedule  A (the  "Purchase
Price").

     1.2 Closing.

     (a) On the terms and subject to the conditions set forth in this Agreement, the closing of the  Purchase  (the  "Closing")  will take place at the  location specified  in Schedule A, at the time and on the date set forth in Schedule A or as soon as  practicable  thereafter,  or at such other  place,  time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

     (b) Subject to the  fulfillment  or waiver of the conditions to the Closing in this Section1.2, at the Closing the Company will deliver the Preferred Shares and the Warrant, in each case as evidenced by one or more certificates dated the
Closing Date and bearing  appropriate  legends as  hereinafter  provided for, in exchange  for  payment  in full  of the  Purchase  Price  by  wire  transfer  of immediately  available  United States funds to a bank account  designated by the
Company on Schedule A.

     (c) The  respective  obligations of each of the Investor and the Company to consummate  the  Purchase  are  subject  to the  fulfillment  (or  waiver by the
Investor and the Company,  as applicable) prior to the Closing of the conditions that  (i) any  approvals  or  authorizations  of all  United  States  and  other governmental,  regulatory or judicial authorities  (collectively,  "Governmental
Entities")  required  for the  consummation  of the  Purchase  shall  have  been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all  waiting  periods  required  by United
States  and  other  applicable  law,  if any,  shall  have  expired  and (ii) no provision  of any  applicable  United  States  or  other  law  and no  judgment, injunction,  order or decree  of any  Governmental  Entity  shall  prohibit  the purchase and sale of the Purchased Securities as contemplated by this Agreement.

     (d) The  obligation  of the  Investor to  consummate  the  Purchase is also subject  to the  fulfillment  (or  waiver  by the  Investor)  at or prior to the
Closing of each of the following conditions:

          (i) (A) the representations and warranties of the Company set forth in
     (x)  Section  2.2(g) of this  Agreement  shall be true and  correct  in all respects as though made on and as of the Closing Date, (y) Sections  2.2(a)
     through  (f) shall be true and correct in all  material  respects as though made  on  and  as of the  Closing  Date  (other  than  representations  and
     warranties   that  by  their  terms  speak  as  of  another   date,   which
     representations  and  warranties  shall be true and correct in all material respects  as of such  other  date)  and (z)  Sections  2.2(h)  through  (v)
     (disregarding   all   qualifications  or  limitations  set  forth  in  such
     representations  and  warranties  as to  "materiality",  "Company  Material
     Adverse  Effect" and words of similar  import) shall be true and correct as though made on and as of the Closing Date (other than  representations  and
     warranties   that  by  their  terms  speak  as  of  another   date,   which
     representations  and warranties  shall be true and correct as of such other date),  except to the extent that the failure of such  representations  and warranties  referred to in this Section  1.2(d)(i)(A)(z)  to be so true and correct,  individually  or in the  aggregate,  does not have and  would not reasonably be expected to have a Company  Material  Adverse  Effect and (B)
     the Company shall have performed in all material  respects all  obligations required  to be  performed  by it under this  Agreement  at or prior to the
     Closing;

          (ii) the Investor  shall have received a certificate  signed on behalf of the Company by a senior executive officer  certifying to the effect that the conditions set forth Section 1.2(d)(i) have been satisfied;

          (iii) the Company shall have duly adopted and filed with the Secretary
     of  State  of  its   jurisdiction  of  organization  or  other   applicable
     Governmental  Entity  the  amendment  to its  certificate  or  articles  of incorporation,  articles of association, or similar organizational document
     ("Charter")  in  substantially  the form  attached  hereto  as Annex A (the
     "Certificate of Designations") and such filing shall have been accepted;

          (iv)  (A)  the  Company  shall  have  effected  such  changes  to  its compensation,  bonus,  incentive and other benefit plans,  arrangements and
     agreements   (including   golden   parachute,   severance  and   employment
     agreements)  (collectively,  "Benefit  Plans")  with  respect to its Senior
     Executive  Officers  (and to the extent  necessary  for such  changes to be legally enforceable,  each of its Senior Executive Officers shall have duly consented  in writing to such  changes),  as may be  necessary,  during the period that the Investor owns any debt or equity  securities of the Company acquired pursuant to this Agreement or the Warrant, in order to comply with
     Section 111(b) of the Emergency Economic Stabilization Act of 2008 ("EESA")
     as  implemented by guidance or regulation  thereunder  that has been issued and is in effect as of the Closing  Date,  and (B) the Investor  shall have received  a  certificate  signed  on  behalf  of the  Company  by a  senior executive officer  certifying to the effect that the condition set forth in
     Section 1.2(d)(iv)(A) has been satisfied;

          (v)  each  of the  Company's  Senior  Executive  Officers  shall  have delivered to the Investor a written  waiver in the form attached  hereto as
     Annex B releasing the Investor  from any claims that such Senior  Executive
     Officers may otherwise have as a result of the issuance, on or prior to the
     Closing Date, of any regulations which require the modification of, and the agreement  of the  Company  hereunder  to modify,  the terms of any Benefit
     Plans with  respect to its  Senior  Executive  Officers  to  eliminate  any provisions of such Benefit  Plans that would not be in compliance  with the requirements  of Section  111(b) of the EESA as  implemented by guidance or regulation  thereunder  that has been  issued  and is in  effect  as of the
     Closing Date;

          (vi) the  Company  shall  have  delivered  to the  Investor  a written opinion  from  counsel  to the  Company  (which may be  internal  counsel),
     addressed  to  the  Investor  and  dated  as  of  the  Closing   Date,   in
     substantially the form attached hereto as Annex C;

          (vii) the Company shall have delivered certificates in proper form or, with the prior  consent of the  Investor,  evidence of shares in book-entry form, evidencing the Preferred Shares to Investor or its designee(s); and

          (viii)  the  Company   shall  have  duly   executed   the  Warrant  in
     substantially  the  form  attached  hereto  as Annex D and  delivered  such executed Warrant to the Investor or its designee(s).

     1.3  Interpretation.  When  a  reference  is  made  in  this  Agreement  to
"Recitals,  "Articles,"  "Sections," or "Annexes"  such reference  shall be to a
Recital,  Article or Section of, or Annex to, this Securities Purchase Agreement
- Standard Terms,  and a reference to "Schedules"  shall be to a Schedule to the
Letter Agreement, in each case, unless otherwise indicated. The terms defined in the singular have a comparable  meaning when used in the plural, and vice versa.
References  to  "herein",  "hereof",  "hereunder"  and the  like  refer  to this
Agreement as a whole and not to any particular section or provision,  unless the context requires otherwise. The table of contents and headings contained in this
Agreement  are for reference  purposes only and are not part of this  Agreement.
Whenever  the  words  "include,"  "includes"  or  "including"  are  used in this
Agreement,  they shall be deemed followed by the words "without  limitation." No rule of  construction  against the  draftsperson  shall be applied in connection with the  interpretation or enforcement of this Agreement,  as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to "$" or "dollars" mean the lawful  currency of the United States of
America.  Except as expressly  stated in this  Agreement,  all references to any statute,  rule or regulation are to the statute,  rule or regulation as amended, modified,  supplemented  or  replaced  from  time to time  (and,  in the case of statutes,  include any rules and regulations  promulgated under the statute) and to any section of any statute,  rule or regulation  include any successor to the section.  References  to a  "business  day" shall mean any day except  Saturday,
Sunday  and any day on  which  banking  institutions  in the  State  of New York generally  are  authorized or required by law or other  governmental  actions to close.

                                   Article II
                         Representations and Warranties

     2.1 Disclosure.

     (a) "Company  Material  Adverse Effect" means a material  adverse effect on
(i) the business, results of operation or financial condition of the Company and its consolidated subsidiaries taken as a whole; provided,  however, that Company
Material  Adverse  Effect  shall not be deemed to  include  the  effects  of (A)
changes after the date of the Letter  Agreement (the "Signing  Date") in general
business,   economic  or  market  conditions  (including  changes  generally  in prevailing interest rates, credit availability and liquidity,  currency exchange rates and price  levels or  trading  volumes  in the  United  States or  foreign securities or credit  markets),  or any outbreak or  escalation of  hostilities, declared  or  undeclared  acts  of war or  terrorism,  in  each  case  generally affecting the industries in which the Company and its subsidiaries  operate, (B)
changes  or  proposed  changes  after the  Signing  Date in  generally  accepted accounting  principles  in the United States  ("GAAP") or regulatory  accounting requirements,  or authoritative interpretations thereof, (C) changes or proposed changes after the Signing Date in securities,  banking and other laws of general applicability or related policies or  interpretations  of Governmental  Entities
(in the case of each of these  clauses (A),  (B) and (C),  other than changes or occurrences  to the  extent  that  such  changes  or  occurrences  have or would reasonably be expected to have a materially  disproportionate  adverse effect on the  Company  and its  consolidated  subsidiaries  taken as a whole  relative to comparable U.S. banking or financial services organizations),  or (D) changes in the market  price or trading  volume of the  Common  Stock or any other  equity,
equity-related   or  debt   securities  of  the  Company  or  its   consolidated
subsidiaries  (it being  understood  and agreed that the  exception set forth in this  clause  (D) does

not apply to the underlying  reason giving rise to or  contributing  to any such change);  or (ii) the ability of the Company to consummate  the Purchase and the other  transactions  contemplated  by this Agreement and the Warrant and perform its obligations hereunder or thereunder on a timely basis.

     (b) "Previously  Disclosed" means  information set forth or incorporated in the Company's Annual Report on Form 10-K for the most recently  completed fiscal year of the Company  filed with the  Securities  and  Exchange  Commission  (the
"SEC")  prior to the  Signing  Date  (the  "Last  Fiscal  Year") or in its other reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a)
or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") on or after the last day of the Last Fiscal Year and prior to the Signing Date.

     2.2  Representations  and  Warranties of the Company.  Except as Previously
Disclosed,  the Company  represents  and warrants to the Investor that as of the
Signing Date and as of the Closing Date (or such other date specified herein):

     (a) Organization,  Authority and Significant Subsidiaries.  The Company has
been duly  incorporated  and is validly  existing and in good standing under the laws of its jurisdiction of organization, with the necessary power and authority to own its  properties  and conduct its  business  in all  material  respects as currently  conducted,  and except as has not,  individually or in the aggregate, had and would not  reasonably  be  expected to have a Company  Material  Adverse
Effect, has been duly qualified as a foreign  corporation for the transaction of business and is in good standing  under the laws of each other  jurisdiction  in which it owns or leases  properties  or conducts  any  business so as to require such  qualification;  each  subsidiary  of the  Company  that is a  "significant subsidiary"  within the  meaning of Rule  1-02(w)  of  Regulation  S-X under the
Securities  Act of 1933 (the  "Securities  Act") has been duly  organized and is validly  existing  in  good  standing  under  the  laws of its  jurisdiction  of organization.  The Charter and bylaws of the Company,  copies of which have been provided to the  Investor  prior to the Signing  Date,  are true,  complete  and correct  copies of such  documents as in full force and effect as of the Signing
Date.

     (b)  Capitalization.  The authorized capital stock of the Company,  and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the Company) as of the most recent fiscal month-end preceding the Signing Date (the  "Capitalization  Date")
is set forth on  Schedule  B. The  outstanding  shares of  capital  stock of the
Company have been duly authorized and are validly issued and outstanding,  fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except as provided in the Warrant, as of the Signing Date, the Company does not have  outstanding any securities or other obligations  providing the holder the right to acquire  Common Stock that is not reserved  for  issuance as specified on Schedule B, and the Company has not made any other  commitment  to authorize,  issue or sell any Common Stock.  Since the
Capitalization  Date,  the  Company  has not issued any shares of Common  Stock, other than (i) shares  issued upon the  exercise of stock  options or  delivered under other  equity-based  awards or other  convertible  securities  or warrants which were issued and  outstanding on the  Capitalization  Date and disclosed on
Schedule B and (ii) shares disclosed on Schedule B.

     (c)  Preferred  Shares.  The  Preferred  Shares  have been duly and validly authorized,  and, when issued and  delivered  pursuant to this  Agreement,  such
Preferred   Shares  will  be  duly  and  validly   issued  and  fully  paid  and
non-assessable,  will not be issued in violation of any preemptive  rights,  and will rank pari passu with or senior to all other  series or classes of Preferred
Stock,  whether or not issued or  outstanding,  with  respect to the  payment of dividends  and the  distribution  of  assets  in the  event of any  dissolution, liquidation or winding up of the Company.

     (d) The Warrant and Warrant  Shares.  The Warrant has been duly  authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance  with its  terms,  except as the same may be  limited  by  applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors'  rights  generally and general  equitable  principles, regardless of whether such  enforceability  is considered in a proceeding at law or in equity ("Bankruptcy Exceptions"). The shares of Common Stock issuable upon exercise of the Warrant (the  "Warrant  Shares") have been duly  authorized  and reserved  for  issuance  upon  exercise  of the  Warrant  and when so  issued in accordance with the terms of the Warrant will be validly issued,  fully paid and non-assessable, subject, if applicable, to the approvals of its stockholders set forth on Schedule C.

     (e) Authorization, Enforceability.

          (i) The Company has the  corporate  power and authority to execute and deliver this Agreement and the Warrant and, subject, if applicable,  to the approvals  of its  stockholders  set forth on  Schedule C, to carry out its obligations  hereunder and thereunder  (which  includes the issuance of the
     Preferred Shares, Warrant and Warrant Shares). The execution,  delivery and performance  by the  Company  of this  Agreement  and the  Warrant  and the consummation of the transactions  contemplated hereby and thereby have been duly  authorized  by all  necessary  corporate  action  on the  part of the
     Company and its  stockholders,  and no further approval or authorization is required on the part of the Company,  subject, in each case, if applicable, to the  approvals  of its  stockholders  set  forth  on  Schedule  C.  This
     Agreement  is a valid and binding  obligation  of the  Company  enforceable against the Company in accordance with its terms, subject to the Bankruptcy
     Exceptions.

          (ii) The  execution,  delivery and  performance by the Company of this
     Agreement  and  the  Warrant  and  the  consummation  of  the  transactions contemplated  hereby and thereby  and  compliance  by the Company  with the provisions  hereof and thereof,  will not (A) violate,  conflict  with,  or result in a breach of any  provision  of, or  constitute  a default  (or an event  which,  with  notice or lapse of time or both,  would  constitute  a default)  under,  or  result  in the  termination  of,  or  accelerate  the
     performance   required  by,  or  result  in  a  right  of   termination  or
     acceleration of, or result in the creation of, any lien, security interest, charge or  encumbrance  upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms,  conditions or provisions
     of  (i)  subject,  if  applicable,   to  the  approvals  of  the  Company's
     stockholders set forth on Schedule C, its organizational  documents or (ii)
     any  note,  bond,  mortgage,  indenture,  deed of  trust,  license,  lease, agreement or other  instrument  or  obligation  to

     which the  Company or any Company  Subsidiary  is a party or by which it or any Company Subsidiary may be bound, or to which the Company or any Company
     Subsidiary or any of the properties or assets of the Company or any Company
     Subsidiary may be subject,  or (B) subject to compliance  with the statutes and  regulations  referred to in the next  paragraph,  violate any statute, rule or regulation  or any judgment,  ruling,  order,  writ,  injunction or decree applicable to the Company or any Company  Subsidiary or any of their respective  properties or assets except, in the case of clauses (A)(ii) and
     (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse
     Effect.

          (iii) Other than the filing of the  Certificate of  Designations  with the  Secretary  of  State  of its  jurisdiction  of  organization  or other applicable  Governmental Entity, any current report on Form 8-K required to be filed with the SEC,  such  filings and  approvals  as are required to be made or obtained  under any state "blue sky" laws,  the filing of any proxy statement  contemplated  by  Section  3.1 and  such as  have  been  made or
     obtained,   no  notice  to,  filing  with,   exemption  or  review  by,  or
     authorization,  consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection  with the  consummation by the  Company  of the  Purchase  except  for any such  notices,  filings, exemptions, reviews, authorizations,  consents and approvals the failure of which  to make or  obtain  would  not,  individually  or in the  aggregate, reasonably be expected to have a Company Material Adverse Effect.

     (f) Anti-takeover Provisions and Rights Plan. The Board of Directors of the
Company (the "Board of Directors") has taken all necessary action to ensure that the  transactions  contemplated  by  this  Agreement  and  the  Warrant  and the consummation of the transactions contemplated hereby and thereby,  including the exercise of the Warrant in  accordance  with its terms,  will be exempt from any anti-takeover or similar provisions of the Company's Charter and bylaws, and any other provisions of any applicable "moratorium",  "control share", "fair price",
"interested  stockholder"  or other  anti-takeover  laws and  regulations of any jurisdiction.  The  Company  has  taken all  actions  necessary  to  render  any stockholders'  rights plan of the Company inapplicable to this Agreement and the
Warrant  and  the  consummation  of the  transactions  contemplated  hereby  and thereby,  including  the exercise of the Warrant by the  Investor in  accordance with its terms.

     (g) No  Company  Material  Adverse  Effect.  Since the last day of the last completed  fiscal  period for which the Company has filed a Quarterly  Report on
Form  10-Q or an Annual  Report  on Form 10-K with the SEC prior to the  Signing
Date, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

     (h)  Company  Financial  Statements.  Each  of the  consolidated  financial statements of the Company and its consolidated  subsidiaries  (collectively  the
"Company  Financial  Statements")  included or  incorporated by reference in the
Company  Reports filed with the SEC since  December 31, 2006,  present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein (or if amended prior to the Signing  Date,  as of the date of such  amendment)  and the  consolidated results of their  operations for the periods  specified  therein;  and except as stated therein,  such

financial  statements  (A) were  prepared in  conformity  with GAAP applied on a consistent basis (except as may be noted therein),  (B) have been prepared from, and are in accordance with, the books and records of the Company and the Company
Subsidiaries and (C) complied as to form, as of their respective dates of filing
with  the  SEC,  in  all  material  respects  with  the  applicable   accounting
requirements  and with  the  published  rules  and  regulations  of the SEC with respect thereto.

     (i) Reports.

          (i) Since  December 31, 2006,  the Company and each  subsidiary of the
     Company  (each a  "Company  Subsidiary"  and,  collectively,  the  "Company
     Subsidiaries")  has timely  filed all  reports,  registrations,  documents, filings, statements and submissions,  together with any amendments thereto, that it was required to file with any  Governmental  Entity (the foregoing, collectively,  the "Company Reports") and has paid all fees and assessments due and payable in  connection  therewith,  except,  in each case, as would not,  individually  or in the  aggregate,  reasonably be expected to have a
     Company  Material  Adverse Effect.  As of their respective dates of filing, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable  Governmental  Entities.
     In the case of each such Company Report filed with or furnished to the SEC, such Company  Report (A) did not, as of its date or if amended prior to the
     Signing Date, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material  fact  necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (B) complied as to form in all material respects with the  applicable  requirements  of the  Securities Act and the
     Exchange  Act.  With  respect to all other  Company  Reports,  the  Company
     Reports were  complete  and  accurate in all material  respects as of their respective  dates.  No  executive  officer of the  Company  or any  Company
     Subsidiary has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.

          (ii) The  records,  systems,  controls,  data and  information  of the
     Company and the Company Subsidiaries are recorded,  stored,  maintained and operated under means (including any electronic,  mechanical or photographic process,  whether  computerized  or  not)  that  are  under  the  exclusive ownership and direct control of the Company or the Company  Subsidiaries or their  accountants  (including all means of access thereto and  therefrom), except for any  non-exclusive  ownership and non-direct  control that would not reasonably be expected to have a material  adverse effect on the system of internal accounting controls described below in this Section 2.2(i)(ii).
     The Company (A) has  implemented  and  maintains  disclosure  controls  and procedures  (as defined in Rule  13a-15(e) of the  Exchange  Act) to ensure
     that  material   information   relating  to  the  Company,   including  the
     consolidated  Company  Subsidiaries,  is made known to the chief  executive officer and the chief  financial  officer of the  Company by others  within those entities, and (B) has disclosed,  based on its most recent evaluation prior to the Signing Date, to the Company's  outside auditors and the audit committee of the Board of Directors (x) any  significant  deficiencies  and material  weaknesses  in the design or operation of internal  controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably  likely to adversely affect the Company's ability to record, process,

     summarize and report  financial  information and (y) any fraud,  whether or not  material,  that  involves  management  or other  employees  who have a
     significant  role  in  the  Company's   internal  controls  over  financial
     reporting.

     (j) No Undisclosed Liabilities.  Neither the Company nor any of the Company
Subsidiaries  has  any  liabilities  or  obligations  of any  nature  (absolute, accrued,  contingent or otherwise) which are not properly  reflected or reserved against in the  Company  Financial  Statements  to the extent  required to be so
reflected  or  reserved  against  in  accordance  with  GAAP,   except  for  (A)
liabilities  that have arisen since the last fiscal year end in the ordinary and usual course of business and consistent  with past practice and (B)  liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

     (k) Offering of  Securities.  Neither the Company nor any person  acting on its behalf has taken any action (including any offering of any securities of the
Company under circumstances which would require the integration of such offering with the offering of any of the Purchased  Securities  under the Securities Act, and the rules and  regulations of the SEC promulgated  thereunder),  which might subject the  offering,  issuance or sale of any of the  Purchased  Securities to
Investor  pursuant to this  Agreement to the  registration  requirements  of the
Securities Act.

     (l) Litigation and Other Proceedings. Except (i) as set forth on Schedule D or (ii) as would not,  individually or in the aggregate,  reasonably be expected to have a Company  Material  Adverse Effect,  there is no (A) pending or, to the knowledge of the Company,  threatened,  claim,  action,  suit,  investigation or proceeding,  against the Company or any  Company  Subsidiary  or to which any of their assets are subject nor is the Company or any Company Subsidiary subject to any  order,  judgment  or  decree  or (B)  unresolved  violation,  criticism  or exception by any  Governmental  Entity with respect to any report or relating to any examinations or inspections of the Company or any Company Subsidiaries.

     (m)  Compliance  with  Laws.  Except as would not,  individually  or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the
Company and the Company  Subsidiaries  have all permits,  licenses,  franchises, authorizations, orders and approvals of, and have made all filings, applications and  registrations  with,  Governmental  Entities  that are required in order to permit  them to own or lease their  properties  and assets and to carry on their business as  presently  conducted  and that are  material to the business of the
Company  or such  Company  Subsidiary.  Except as set forth on  Schedule  E, the
Company and the Company  Subsidiaries  have complied in all respects and are not in  default  or  violation  of,  and none of them is,  to the  knowledge  of the
Company,  under  investigation  with  respect  to or,  to the  knowledge  of the
Company,  have  been  threatened  to be  charged  with or  given  notice  of any violation of, any applicable domestic (federal,  state or local) or foreign law, statute,  ordinance,  license,  rule,  regulation,  policy or guideline,  order, demand, writ,  injunction,  decree or judgment of any Governmental Entity, other than such noncompliance,  defaults or violations that would not, individually or in the  aggregate,  reasonably  be expected to have a Company  Material  Adverse
Effect.  Except for statutory or regulatory  restrictions of general application or as set forth on Schedule E, no Governmental Entity has placed any restriction on the  business or  properties  of

the  Company  or any  Company  Subsidiary  that  would,  individually  or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     (n) Employee Benefit Matters. Except as would not reasonably be expected to have,  either  individually  or in the  aggregate,  a Company  Material  Adverse
Effect:  (A) each "employee benefit plan" (within the meaning of Section 3(3) of the  Employee  Retirement  Income  Security Act of 1974,  as amended  ("ERISA"))
providing benefits to any current or former employee, officer or director of the
Company or any member of its  "Controlled  Group"  (defined as any  organization which is a member of a controlled  group of  corporations  within the meaning of
Section 414 of the Internal  Revenue Code of 1986, as amended (the "Code")) that is sponsored,  maintained or  contributed to by the Company or any member of its
Controlled Group and for which the Company or any member of its Controlled Group would have any liability, whether actual or contingent (each, a "Plan") has been maintained  in  compliance  with its  terms  and with  the  requirements  of all applicable  statutes,  rules and regulations,  including ERISA and the Code; (B)
with respect to each Plan subject to Title IV of ERISA (including,  for purposes of this  clause (B),  any plan  subject to Title IV of ERISA that the Company or any member of its Controlled  Group  previously  maintained or contributed to in the six years prior to the Signing Date), (1) no "reportable  event" (within the meaning of Section  4043(c) of ERISA),  other than a reportable  event for which the notice period referred to in Section  4043(c) of ERISA has been waived,  has occurred in the three years prior to the Signing Date or is reasonably  expected to occur, (2) no "accumulated funding deficiency" (within the meaning of Section
302 of ERISA or Section 412 of the Code), whether or not waived, has occurred in the three years prior to the Signing  Date or is  reasonably  expected to occur,
(3) the fair  market  value of the assets  under each Plan  exceeds  the present value  of  all  benefits  accrued  under  such  Plan  (determined  based  on the assumptions  used to fund such Plan) and (4)  neither the Company nor any member of its Controlled Group has incurred in the six years prior to the Signing Date, or reasonably  expects to incur,  any  liability  under Title IV of ERISA (other than  contributions  to the Plan or premiums to the PBGC in the ordinary  course and  without  default)  in  respect  of a Plan  (including  any  Plan  that is a
"multiemployer  plan",  within the meaning of Section  4001(c)(3) of ERISA); and
(C) each Plan that is intended to be qualified  under Section 401(a) of the Code has received a favorable  determination letter from the Internal Revenue Service with  respect  to its  qualified  status  that has not been  revoked,  or such a determination letter has been timely applied for but not received by the Signing
Date,  and nothing has occurred,  whether by action or by failure to act,  which could  reasonably  be expected to cause the loss,  revocation  or denial of such qualified status or favorable determination letter.

     (o)  Taxes.  Except  as  would  not,  individually  or  in  the  aggregate, reasonably  be  expected  to have a Company  Material  Adverse  Effect,  (i) the
Company and the Company  Subsidiaries have filed all federal,  state,  local and foreign  income and  franchise  Tax  returns  required  to be filed  through the
Signing  Date,  subject  to  permitted  extensions,  and have paid all Taxes due thereon, and (ii) no Tax deficiency has been determined adversely to the Company or any of the Company  Subsidiaries,  nor does the Company have any knowledge of any Tax  deficiencies.  "Tax" or  "Taxes"  means any  federal,  state,  local or
foreign  income,  gross  receipts,   property,   sales,  use,  license,  excise,
franchise,  employment, payroll, withholding,  alternative or add on minimum, ad valorem,  transfer or excise tax, or any other tax, custom,  duty,  governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity.

                                       10

     (p)  Properties  and Leases.  Except as would not,  individually  or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the
Company and the Company  Subsidiaries have good and marketable title to all real properties and all other  properties and assets owned by them, in each case free from liens, encumbrances, claims and defects that would affect the value thereof or interfere  with the use made or to be made  thereof by them.  Except as would not, individually or in the aggregate,  reasonably be expected to have a Company
Material  Adverse  Effect,  the Company and the  Company  Subsidiaries  hold all leased real or personal  property  under  valid and  enforceable  leases with no exceptions that would interfere with the use made or to be made thereof by them.

     (q) Environmental  Liability.  Except as would not,  individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

          (i) there is no legal,  administrative,  or other proceeding, claim or action of any  nature  seeking  to  impose,  or that  would  reasonably  be expected  to result in the  imposition  of, on the  Company or any  Company
     Subsidiary,  any liability relating to the release of hazardous  substances as  defined  under  any  local,  state or  federal  environmental  statute,
     regulation  or  ordinance,   including  the   Comprehensive   Environmental
     Response,  Compensation  and  Liability  Act of 1980,  pending  or,  to the
     Company's  knowledge,   threatened  against  the  Company  or  any  Company
     Subsidiary;

          (ii) to the Company's knowledge,  there is no reasonable basis for any such proceeding, claim or action; and

          (iii) neither the Company nor any Company Subsidiary is subject to any agreement,  order,  judgment  or decree by or with any court,  Governmental
     Entity or third party imposing any such environmental liability.

     (r) Risk Management  Instruments.  Except as would not,  individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect,
all  derivative   instruments,   including,   swaps,  caps,  floors  and  option
agreements,  whether  entered into for the  Company's  own  account,  or for the account of one or more of the Company  Subsidiaries  or its or their  customers, were  entered  into  (i)  only  in the  ordinary  course  of  business,  (ii) in accordance  with  prudent  practices  and  in all  material  respects  with  all applicable  laws,  rules,  regulations  and  regulatory  policies and (iii) with counterparties  believed to be financially  responsible at the time; and each of such  instruments  constitutes the valid and legally  binding  obligation of the
Company or one of the Company  Subsidiaries,  enforceable in accordance with its terms,  except as may be  limited  by the  Bankruptcy  Exceptions.  Neither  the
Company or the Company  Subsidiaries,  nor, to the knowledge of the Company, any other  party  thereto,  is in  breach of any of its  obligations  under any such agreement or arrangement  other than such breaches that would not,  individually or in the aggregate,  reasonably be expected to have a Company  Material Adverse
Effect.

     (s) Agreements with Regulatory Agencies. Except as set forth on Schedule F, neither  the  Company  nor any  Company  Subsidiary  is subject to any  material cease-and-desist or other similar order or enforcement action issued by, or is a party to any material  written  agreement,  consent  agreement or  memorandum of understanding  with,  or  is  a  party  to  any  commitment  letter  or  similar undertaking to, or is subject to any capital directive by, or since December 31,
2006,

                                       11

has adopted any board  resolutions  at the request of, any  Governmental  Entity
(other than the Appropriate  Federal Banking Agencies with jurisdiction over the
Company and the Company  Subsidiaries) that currently  restricts in any material respect the conduct of its  business or that in any material  manner  relates to its capital  adequacy,  its liquidity and funding  policies and  practices,  its ability to pay dividends,  its credit, risk management or compliance policies or procedures,  its internal controls, its management or its operations or business
(each item in this sentence, a "Regulatory  Agreement"),  nor has the Company or
any  Company  Subsidiary  been  advised  since  December  31,  2006 by any  such
Governmental Entity that it is considering  issuing,  initiating,  ordering,  or
requesting  any  such  Regulatory  Agreement.   The  Company  and  each  Company
Subsidiary  are in  compliance  in all material  respects  with each  Regulatory
Agreement  to which it is party or  subject,  and  neither  the  Company nor any
Company  Subsidiary  has  received  any  notice  from  any  Governmental  Entity indicating  that  either  the  Company  or  any  Company  Subsidiary  is  not in
compliance  in  all  material  respects  with  any  such  Regulatory  Agreement.
"Appropriate  Federal  Banking  Agency" means the  "appropriate  Federal banking agency" with respect to the Company or such Company Subsidiaries, as applicable, as defined in  Section  3(q) of the  Federal  Deposit  Insurance  Act (12 U.S.C.
Section 1813(q)).

     (t) Insurance.  The Company and the Company  Subsidiaries  are insured with reputable  insurers  against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice.  The Company and the Company  Subsidiaries are in material  compliance with their  insurance  policies and are not in default under any of the material terms thereof, each such policy is outstanding and in full force and effect, all premiums and other  payments due under any material  policy have been paid,  and all claims thereunder have been filed in due and timely fashion, except, in each case, as would not, individually or in the aggregate,  reasonably be expected to have a Company Material Adverse Effect.

     (u)  Intellectual  Property.  Except as would not,  individually  or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i)
the Company and each Company  Subsidiary owns or otherwise has the right to use, all intellectual property rights,  including all trademarks,  trade dress, trade
names,  service  marks,  domain  names,  patents,   inventions,  trade  secrets,
know-how,  works of  authorship  and  copyrights  therein,  that are used in the conduct  of their  existing  businesses  and all rights  relating  to the plans, design and specifications of any of its branch facilities ("Proprietary Rights")
free and clear of all liens and any  claims of  ownership  by  current or former employees, contractors, designers or others and (ii) neither the Company nor any of the Company Subsidiaries is materially infringing, diluting, misappropriating or violating,  nor has the Company or any or the Company  Subsidiaries  received any written (or, to the knowledge of the Company, oral) communications  alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the  Proprietary  Rights owned by any other person.  Except as would not, individually  or in the  aggregate,  reasonably  be  expected  to have a Company
Material  Adverse  Effect,  to the  Company's  knowledge,  no  other  person  is infringing, diluting,  misappropriating or violating, nor has the Company or any or the Company  Subsidiaries  sent any written  communications  since January 1,
2006  alleging  that any  person  has  infringed,  diluted,  misappropriated  or violated,  any of the  Proprietary  Rights  owned by the Company and the Company
Subsidiaries.

                                       12

     (v) Brokers and Finders. No broker, finder or investment banker is entitled to any  financial  advisory,  brokerage,  finder's or other fee or commission in connection with this Agreement or the Warrant or the  transactions  contemplated hereby or thereby based upon arrangements made by or on behalf of the Company or any Company Subsidiary for which the Investor could have any liability.

                                  Article III
                                   Covenants

     3.1 Commercially Reasonable Efforts.

     (a)  Subject to the terms and  conditions  of this  Agreement,  each of the parties will use its commercially  reasonable  efforts in good faith to take, or cause to be  taken,  all  actions,  and to do, or cause to be done,  all  things necessary,  proper or desirable,  or advisable under  applicable  laws, so as to permit  consummation of the Purchase as promptly as practicable and otherwise to enable  consummation  of the  transactions  contemplated  hereby  and  shall use commercially reasonable efforts to cooperate with the other party to that end.

     (b) If the  Company is  required to obtain any  stockholder  approvals  set forth on Schedule C, then the Company shall comply with this Section  3.1(b) and
Section 3.1(c). The Company shall call a special meeting of its stockholders, as
promptly  as   practicable   following   the  Closing,   to  vote  on  proposals
(collectively,  the "Stockholder  Proposals") to (i) approve the exercise of the
Warrant  for Common  Stock for  purposes of the rules of the  national  security exchange on which the Common  Stock is listed  and/or  (ii) amend the  Company's
Charter to increase the number of authorized  shares of Common Stock to at least such number as shall be  sufficient  to permit the full  exercise of the Warrant for Common Stock and comply with the other provisions of this Section 3.1(b) and
Section  3.1(c).  The  Board  of  Directors  shall  recommend  to the  Company's stockholders that such stockholders vote in favor of the Stockholder  Proposals.
In  connection  with such  meeting,  the Company shall prepare (and the Investor will reasonably  cooperate with the Company to prepare) and file with the SEC as promptly as  practicable  (but in no event more than ten business days after the
Closing) a preliminary proxy statement, shall use its reasonable best efforts to respond  to  any  comments  of the  SEC or its  staff  thereon  and to  cause  a definitive proxy statement related to such stockholders' meeting to be mailed to the Company's  stockholders  not more than five  business  days after  clearance thereof by the SEC, and shall use its reasonable best efforts to solicit proxies for such stockholder  approval of the Stockholder  Proposals.  The Company shall notify the Investor  promptly of the receipt of any comments from the SEC or its staff with respect to the proxy  statement  and of any request by the SEC or its staff for amendments or  supplements  to such proxy  statement or for additional information  and will  supply the  Investor  with  copies of all  correspondence between the Company or any of its representatives,  on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to such  stockholders'  meeting  there  shall occur any event that is required to be set forth in an amendment or supplement  to the proxy  statement,
the  Company  shall  as  promptly  as  practicable   prepare

                                       13

and  mail to its  stockholders  such an  amendment  or  supplement.  Each of the
Investor and the Company agrees promptly to correct any information  provided by it or on its behalf  for use in the proxy  statement  if and to the extent  that such information  shall have become false or misleading in any material respect, and the  Company  shall  as  promptly  as  practicable  prepare  and mail to its stockholders  an amendment or  supplement  to correct  such  information  to the extent  required by applicable laws and  regulations.  The Company shall consult with the  Investor  prior to filing any proxy  statement,  or any  amendment  or supplement  thereto,  and provide the Investor with a reasonable  opportunity to comment  thereon.  In the  event  that the  approval  of any of the  Stockholder
Proposals  is not  obtained at such special  stockholders  meeting,  the Company shall include a proposal to approve (and the Board of Directors  shall recommend approval of) each such  proposal at a meeting of its  stockholders  no less than once in each subsequent six month period  beginning on January 1, 2009 until all such approvals are obtained or made.

     (c) None of the  information  supplied by the Company or any of the Company
Subsidiaries  for inclusion in any proxy  statement in connection  with any such stockholders  meeting of the Company will, at the date it is filed with the SEC, when  first  mailed  to  the  Company's  stockholders  and at  the  time  of any stockholders  meeting,  and at the time of any amendment or supplement  thereof, contain any untrue  statement  of a material  fact or omit to state any material fact  necessary  in  order  to make  the  statements  therein,  in  light of the circumstances under which they are made, not misleading.

     3.2 Expenses.  Unless otherwise  provided in this Agreement or the Warrant, each of the parties hereto will bear and pay all costs and expenses  incurred by it or on its behalf in connection with the transactions  contemplated under this
Agreement and the Warrant,  including  fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

     3.3 Sufficiency of Authorized Common Stock; Exchange Listing.

     (a) During the period  from the Closing  Date (or,  if the  approval of the
Stockholder Proposals is required,  the date of such approval) until the date on which the Warrant has been fully exercised,  the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of authorized and unissued  Warrant Shares to effectuate such exercise.  Nothing in this Section 3.3 shall preclude the Company from  satisfying its  obligations in respect of the  exercise of the Warrant by delivery of shares of Common Stock which are held in the treasury of the Company. As soon as reasonably practicable following  the Closing,  the Company  shall,  at its expense,  cause the Warrant
Shares to be listed on the same national securities exchange on which the Common
Stock is listed, subject to official notice of issuance, and shall maintain such listing for so long as any Common Stock is listed on such exchange.

     (b) If  requested  by the  Investor,  the Company  shall  promptly  use its reasonable best efforts to cause the Preferred Shares to be approved for listing on a national  securities  exchange as promptly as  practicable  following  such request.

     3.4 Certain  Notifications  Until Closing.  From the Signing Date until the
Closing,  the Company shall promptly notify the Investor of (i) any fact,  event or circumstance  of which it is aware and which would  reasonably be expected to cause any  representation or warranty of the Company contained in this Agreement to be untrue or inaccurate  in any material  respect or to cause any covenant or agreement of the Company  contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously  Disclosed,  any fact, circumstance, event, change, occurrence, condition or development of which the Company

                                       14

is  aware  and  which,  individually  or in the  aggregate,  has  had  or  would reasonably  be expected to have a Company  Material  Adverse  Effect;  provided, however,  that  delivery of any notice  pursuant  to this  Section 3.4 shall not limit or affect any rights of or remedies  available to the Investor;  provided, further,  that a failure to comply with this Section 3.4 shall not  constitute a breach of this  Agreement or the failure of any  condition  set forth in Section
1.2 to be satisfied  unless the underlying  Company  Material  Adverse Effect or material  breach would  independently  result in the failure of a condition  set forth in Section 1.2 to be satisfied.

     3.5 Access, Information and Confidentiality.

     (a) From the Signing Date until the date when the Investor  holds an amount of Preferred  Shares having an aggregate  liquidation  value of less than 10% of the  Purchase  Price,  the  Company  will  permit the  Investor  and its agents, consultants, contractors and advisors (x) acting through the Appropriate Federal
Banking  Agency,  to examine the corporate  books and make copies thereof and to discuss  the  affairs,  finances  and  accounts  of the  Company and the Company
Subsidiaries  with the principal  officers of the Company,  all upon  reasonable notice and at such reasonable  times and as often as the Investor may reasonably request and (y) to review any information material to the Investor's  investment in the  Company  provided  by the  Company to its  Appropriate  Federal  Banking
Agency. Any investigation pursuant to this Section 3.5 shall be conducted during normal business hours and in such manner as not to interfere  unreasonably  with the conduct of the business of the Company, and nothing herein shall require the
Company or any Company Subsidiary to disclose any information to the Investor to the extent (i)  prohibited by applicable  law or  regulation,  or (ii) that such disclosure would reasonably be expected to cause a violation of any agreement to which the Company or any Company  Subsidiary is a party or would cause a risk of a loss of privilege to the Company or any Company Subsidiary  (provided that the
Company shall use commercially reasonable efforts to make appropriate substitute disclosure  arrangements  under  circumstances  where the  restrictions  in this clause (ii) apply).

     (b) The Investor  will use  reasonable  best efforts to hold,  and will use reasonable  best  efforts  to cause its  agents,  consultants,  contractors  and advisors  to hold,  in  confidence  all  nonpublic  records,  books,  contracts, instruments,  computer  data  and  other  data  and  information  (collectively,
"Information")  concerning the Company  furnished or made available to it by the
Company or its representatives  pursuant to this Agreement (except to the extent that such  information  can be shown to have been (i)  previously  known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later  lawfully  acquired from other sources by the party to which it was  furnished  (and  without  violation  of any other  confidentiality obligation));  provided  that  nothing  herein shall  prevent the Investor  from disclosing  any  Information  to the  extent  required  by  applicable  laws  or regulations or by any subpoena or similar legal process.

                                   Article IV
                              Additional Agreements

     4.1 Purchase for Investment.  The Investor  acknowledges that the Purchased
Securities and the Warrant Shares have not been registered  under the Securities
Act or under any state  securities  laws.  The  Investor  (a) is  acquiring  the
Purchased  Securities  pursuant  to an

                                       16

exemption from registration  under the Securities Act solely for investment with no  present  intention  to  distribute  them to any person in  violation  of the
Securities Act or any applicable U.S. state  securities  laws, (b) will not sell or otherwise  dispose of any of the Purchased  Securities or the Warrant Shares,
except in compliance with the registration  requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such  knowledge  and  experience  in  financial  and  business  matters  and  in investments  of this type that it is capable of evaluating  the merits and risks of the Purchase and of making an informed investment decision.

     4.2 Legends.

     (a)  The  Investor  agrees  that  all  certificates  or  other  instruments representing the Warrant and the Warrant Shares will bear a legend substantially to the following effect:

     "THE  SECURITIES  REPRESENTED BY THIS  INSTRUMENT  HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY
     STATE AND MAY NOT BE  TRANSFERRED,  SOLD OR  OTHERWISE  DISPOSED  OF EXCEPT
     WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT
     AND  APPLICABLE  STATE  SECURITIES  LAWS OR PURSUANT TO AN  EXEMPTION  FROM
     REGISTRATION UNDER SUCH ACT OR SUCH LAWS."

     (b)  The  Investor  agrees  that  all  certificates  or  other  instruments representing the Warrant will also bear a legend  substantially to the following effect:

     "THIS  INSTRUMENT  IS ISSUED  SUBJECT TO THE  RESTRICTIONS  ON TRANSFER AND
     OTHER PROVISIONS OF A SECURITIES  PURCHASE  AGREEMENT BETWEEN THE ISSUER OF
     THESE SECURITIES AND THE INVESTOR  REFERRED TO THEREIN,  A COPY OF WHICH IS
     ON FILE WITH THE ISSUER. THE SECURITIES  REPRESENTED BY THIS INSTRUMENT MAY
     NOT BE SOLD  OR  OTHERWISE  TRANSFERRED  EXCEPT  IN  COMPLIANCE  WITH  SAID
     AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT
     WILL BE VOID."

     (c) In  addition,  the  Investor  agrees  that  all  certificates  or other instruments  representing the Preferred Shares will bear a legend  substantially to the following effect:

     "THE SECURITIES  REPRESENTED BY THIS  INSTRUMENT ARE NOT SAVINGS  ACCOUNTS,
     DEPOSITS OR OTHER  OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL
     DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     THE SECURITIES  REPRESENTED  BY THIS  INSTRUMENT  HAVE NOT BEEN  REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
     SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED,  SOLD OR OTHERWISE

                                       16

     DISPOSED OF EXCEPT WHILE A REGISTRATION  STATEMENT  RELATING  THERETO IS IN
     EFFECT UNDER SUCH ACT AND APPLICABLE  STATE  SECURITIES LAWS OR PURSUANT TO
     AN EXEMPTION FROM REGISTRATION  UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER
     OF THE  SECURITIES  REPRESENTED  BY THIS  INSTRUMENT  IS NOTIFIED  THAT THE
     SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT
     PROVIDED  BY  RULE  144A  THEREUNDER.  ANY  TRANSFEREE  OF  THE  SECURITIES
     REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT
     IT IS A "QUALIFIED  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE
     SECURITIES  ACT),  (2)  AGREES  THAT IT WILL NOT OFFER,  SELL OR  OTHERWISE
     TRANSFER THE SECURITIES  REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT
     TO A REGISTRATION  STATEMENT  WHICH IS THEN EFFECTIVE  UNDER THE SECURITIES
     ACT, (B) FOR SO LONG AS THE SECURITIES  REPRESENTED BY THIS  INSTRUMENT ARE
     ELIGIBLE  FOR  RESALE  PURSUANT  TO RULE  144A,  TO A PERSON IT  REASONABLY
     BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER
     THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF
     A QUALIFIED  INSTITUTIONAL  BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER
     IS BEING MADE IN RELIANCE ON RULE 144A,  (C) TO THE ISSUER OR (D)  PURSUANT
     TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION  REQUIREMENTS OF THE
     SECURITIES  ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE
     SECURITIES   REPRESENTED  BY  THIS  INSTRUMENT  ARE  TRANSFERRED  A  NOTICE
     SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

     (d) In the event that any Purchased Securities or Warrant Shares (i) become registered  under the  Securities  Act or (ii) are  eligible  to be  transferred without  restriction  in  accordance  with Rule 144 or  another  exemption  from registration  under the Securities Act (other than Rule 144A), the Company shall
issue  new  certificates  or  other  instruments   representing  such  Purchased
Securities or Warrant Shares,  which shall not contain the applicable legends in
Sections  4.2(a) and (c) above;  provided  that the Investor  surrenders  to the
Company the previously issued  certificates or other instruments.  Upon Transfer of all or a portion of the Warrant in  compliance  with Section 4.4, the Company shall issue new  certificates  or other  instruments  representing  the Warrant, which shall not contain the applicable legend in Section 4.2(b) above;  provided that the Investor  surrenders to the Company the previously issued  certificates or other instruments.

     4.3 Certain  Transactions.  The Company will not merge or consolidate with, or sell,  transfer or lease all or  substantially  all of its property or assets to, any other party  unless the  successor,  transferee  or lessee party (or its ultimate  parent  entity),  as the case may be (if not the  Company),  expressly assumes  the due and  punctual  performance  and  observance  of each and  every covenant, agreement and condition of this Agreement to be performed and observed by the Company.

                                       17

     4.4 Transfer of Purchased  Securities and Warrant  Shares;  Restrictions on
Exercise of the Warrant.  Subject to compliance with applicable securities laws, the Investor shall be permitted to transfer,  sell,  assign or otherwise dispose of ("Transfer")  all or a portion of the Purchased  Securities or Warrant Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate  the Transfer of the Purchased  Securities and the
Warrant  Shares;  provided  that the  Investor  shall not  Transfer a portion or portions of the Warrant with respect to,  and/or  exercise the Warrant for, more than one-half of the Initial Warrant Shares (as such number may be adjusted from time to time pursuant to Section 13 thereof) in the aggregate  until the earlier of (a) the date on which the Company (or any successor by Business  Combination)
has received  aggregate  gross proceeds of not less than the Purchase Price (and the purchase  price paid by the Investor to any such successor for securities of such  successor  purchased  under  the CPP)  from one or more  Qualified  Equity
Offerings  (including  Qualified  Equity  Offerings of such  successor)  and (b)
December 31, 2009.  "Qualified  Equity Offering" means the sale and issuance for cash by the  Company to persons  other  than the  Company or any of the  Company
Subsidiaries  after the Closing  Date of shares of  perpetual  Preferred  Stock,
Common Stock or any  combination of such stock,  that, in each case,  qualify as and may be  included  in Tier 1 capital of the  Company at the time of  issuance under the applicable  risk-based capital guidelines of the Company's Appropriate
Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or  arrangements  entered into, or pursuant to financing  plans which
were  publicly  announced,   on  or  prior  to  October  13,  2008).   "Business
Combination" means a merger, consolidation,  statutory share exchange or similar transaction that requires the approval of the Company's stockholders.

     4.5 Registration Rights.

     (a) Registration.

          (i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the Closing Date
     (and in any  event no later  than 30 days  after  the  Closing  Date),  the
     Company shall prepare and file with the SEC a Shelf Registration  Statement covering all  Registrable  Securities  (or otherwise  designate an existing
     Shelf  Registration  Statement  filed with the SEC to cover the Registrable
     Securities),  and, to the extent the Shelf  Registration  Statement has not theretofore been declared effective or is not automatically  effective upon such filing,  the Company shall use  reasonable  best efforts to cause such
     Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration  Statement continuously effective and in compliance with  the  Securities  Act  and  usable  for  resale  of  such  Registrable
     Securities  for a period from the date of its initial  effectiveness  until such time as there are no Registrable  Securities  remaining  (including by refiling such Shelf  Registration  Statement  (or a new Shelf  Registration
     Statement) if the initial Shelf Registration Statement expires). So long as the Company is a well-known  seasoned  issuer (as defined in Rule 405 under the  Securities  Act)  at the  time of  filing  of the  Shelf  Registration
     Statement  with  the  SEC,  such  Shelf  Registration  Statement  shall  be designated  by the Company as an automatic  Shelf  Registration  Statement.
     Notwithstanding  the  foregoing,  if on the Signing Date the Company is not eligible to file a  registration  statement  on Form S-3,  then the Company shall not be obligated to file a

                                       18

     Shelf Registration Statement unless and until requested to do so in writing by the Investor.

          (ii) Any registration  pursuant to Section 4.5(a)(i) shall be effected by means of a shelf  registration  on an  appropriate  form  under Rule 415 under  the  Securities  Act  (a  "Shelf  Registration  Statement").  If the
     Investor  or  any  other  Holder  intends  to  distribute  any  Registrable
     Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all  reasonable  steps to facilitate such  distribution,  including  the  actions  required  pursuant to Section
     4.5(c);  provided  that the Company  shall not be required to facilitate an underwritten  offering of Registrable  Securities unless the expected gross proceeds  from  such  offering  exceed  (i)  2% of  the  initial  aggregate liquidation  preference of the Preferred  Shares if such initial  aggregate liquidation preference is less than $2 billion and (ii) $200 million if the initial aggregate  liquidation  preference of the Preferred Shares is equal to  or  greater  than  $2  billion.  The  lead  underwriters  in  any  such distribution  shall  be  selected  by  the  Holders  of a  majority  of the
     Registrable  Securities  to be  distributed;  provided  that to the  extent appropriate and permitted under applicable law, such Holders shall consider the  qualifications  of  any  broker-dealer  Affiliate  of the  Company  in selecting the lead underwriters in any such distribution.

          (iii) The  Company  shall  not be  required  to effect a  registration
     (including  a resale of  Registrable  Securities  from an  effective  Shelf
     Registration  Statement) or an  underwritten  offering  pursuant to Section
     4.5(a): (A) with respect to securities that are not Registrable Securities;
     or (B) if the Company has notified the Investor and all other  Holders that in the  good  faith  judgment  of the  Board  of  Directors,  it  would  be materially  detrimental  to the  Company  or its  securityholders  for such registration or underwritten offering to be effected at such time, in which event the  Company  shall have the right to defer such  registration  for a period  of not  more  than 45 days  after  receipt  of the  request  of the
     Investor  or any  other  Holder;  provided  that  such  right  to  delay  a registration or underwritten offering shall be exercised by the Company (1)
     only if the Company has generally exercised (or is concurrently exercising)
     similar  black-out  rights against holders of similar  securities that have registration  rights  and (2) not more  than  three  times in any  12-month period and not more than 90 days in the aggregate in any 12-month period.

          (iv) If  during  any  period  when  an  effective  Shelf  Registration
     Statement  is not  available,  the Company  proposes to register any of its equity securities,  other than a registration pursuant to Section 4.5(a)(i)
     or a Special  Registration,  and the  registration  form to be filed may be used for the registration or qualification  for distribution of Registrable
     Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days  prior to the  anticipated  filing  date) and will include in such  registration  all  Registrable  Securities with respect to which the Company has  received  written  requests  for  inclusion  therein within  ten  business  days  after  the  date of the  Company's  notice  (a
     "Piggyback  Registration").  Any such  person  that has made such a written request  may  withdraw  its  Registrable  Securities  from  such  Piggyback
     Registration  by giving  written  notice to the  Company  and the  managing underwriter,  if any,  on or  before  the fifth  business  day prior to the planned  effective  date of such  Piggyback  Registration.  The

                                       19

     Company may  terminate  or withdraw  any  registration  under this  Section
     4.5(a)(iv) prior to the effectiveness of such registration,  whether or not
     Investor  or  any  other  Holders  have  elected  to  include   Registrable
     Securities in such registration.

          (v) If the registration  referred to in Section 4.5(a)(iv) is proposed to be  underwritten,  the  Company  will so advise  Investor  and all other
     Holders  as a  part  of  the  written  notice  given  pursuant  to  Section
     4.5(a)(iv).  In such event,  the right of Investor and all other Holders to registration  pursuant  to Section  4.5(a)  will be  conditioned  upon such persons'  participation  in such  underwriting  and the  inclusion  of such person's Registrable  Securities in the underwriting if such securities are of the same  class of  securities  as the  securities  to be offered in the underwritten offering, and each such person will (together with the Company
     and  the  other  persons   distributing   their  securities   through  such
     underwriting)  enter into an underwriting  agreement in customary form with the  underwriter  or  underwriters  selected for such  underwriting  by the
     Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw  therefrom  by written  notice to the Company,
     the   managing   underwriters   and  the   Investor  (if  the  Investor  is
     participating in the underwriting).

          (vi) If either (x) the Company grants "piggyback"  registration rights to one or more third parties to include their securities in an underwritten offering  under  the  Shelf  Registration  Statement  pursuant  to  Section
     4.5(a)(ii) or (y) a Piggyback Registration under Section 4.5(a)(iv) relates to an  underwritten  offering on behalf of the Company,  and in either case the  managing  underwriters  advise the  Company  that in their  reasonable opinion the number of securities  requested to be included in such offering exceeds  the  number  which can be sold  without  adversely  affecting  the marketability  of such  offering  (including  an adverse  effect on the per share offering price),  the Company will include in such offering only such number  of  securities  that in the  reasonable  opinion  of such  managing underwriters can be sold without  adversely  affecting the marketability of the offering (including an adverse effect on the per share offering price), which  securities  will be so included in the following  order of priority:
     (A)  first,  in  the  case  of  a  Piggyback   Registration  under  Section
     4.5(a)(iv),  the  securities  the Company  proposes  to sell,  (B) then the
     Registrable  Securities  of the  Investor  and all other  Holders  who have
     requested   inclusion  of  Registrable   Securities   pursuant  to  Section
     4.5(a)(ii) or Section 4.5(a)(iv),  as applicable,  pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C)  lastly,  any  other  securities  of the  Company  that  have  been requested  to be so  included,  subject  to the  terms  of this  Agreement;
     provided,  however,  that if the Company  has,  prior to the Signing  Date,
     entered  into  an  agreement  with  respect  to  its  securities   that  is
     inconsistent with the order of priority  contemplated  hereby then it shall apply the order of priority  in such  conflicting  agreement  to the extent that it would otherwise result in a breach under such agreement.

     (b)  Expenses  of  Registration.  All  Registration  Expenses  incurred  in connection with any registration, qualification or compliance hereunder shall be borne by the  Company.  All Selling  Expenses  incurred in  connection  with any registrations  hereunder  shall be borne by

                                       20

the  holders  of the  securities  so  registered  pro  rata on the  basis of the aggregate offering or sale price of the securities so registered.

     (c)  Obligations of the Company.  The Company shall use its reasonable best efforts, for so long as there are Registrable  Securities  outstanding,  to take such  actions as are under its  control to not become an  ineligible  issuer (as defined  in Rule  405  under  the  Securities  Act) and to  remain a  well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it has such status on the Signing Date or becomes eligible for such status in the future. In addition,  whenever  required  to effect  the  registration  of any  Registrable
Securities or facilitate the distribution of Registrable  Securities pursuant to an effective Shelf Registration  Statement,  the Company shall, as expeditiously as reasonably practicable:

          (i) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable  Securities  pursuant to an effective registration  statement,  subject to Section 4.5(d), keep such registration statement  effective and keep such prospectus  supplement current until the securities described therein are no longer Registrable Securities.

          (ii) Prepare and file with the SEC such  amendments and supplements to the  applicable  registration  statement  and the  prospectus or prospectus supplement  used in connection with such  registration  statement as may be necessary to comply with the  provisions of the Securities Act with respect
     to  the  disposition  of  all  securities   covered  by  such  registration
     statement.

          (iii)  Furnish to the  Holders  and any  underwriters  such  number of copies of the applicable registration statement and each such amendment and supplement  thereto  (including  in  each  case  all  exhibits)  and  of  a prospectus,  including a preliminary  prospectus,  in  conformity  with the requirements  of the Securities  Act, and such other  documents as they may reasonably  request in order to facilitate  the  disposition of Registrable
     Securities owned or to be distributed by them.

          (iv) Use its  reasonable  best  efforts to  register  and  qualify the
     securities  covered  by  such  registration   statement  under  such  other
     securities  or Blue Sky laws of such  jurisdictions  as shall be reasonably requested  by the  Holders  or any  managing  underwriter(s),  to keep such registration or  qualification  in effect for so long as such  registration statement  remains in  effect,  and to take any other  action  which may be reasonably necessary to enable such seller to consummate the disposition in such  jurisdictions of the securities  owned by such Holder;  provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business  or to file a general  consent to service of process in any such states or jurisdictions.

          (v) Notify each Holder of  Registrable  Securities  at any time when a
     prospectus   relating  thereto  is  required  to  be  delivered  under  the
     Securities  Act of the  happening  of any  event as a result  of which  the applicable prospectus, as then in effect, includes an untrue statement of a material  fact or omits to state a  material  fact  required  to be  stated
     therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                                       21

          (vi) Give written notice to the Holders:

               (A) when any  registration  statement  filed  pursuant to Section
          4.5(a) or any  amendment  thereto  has been filed with the SEC (except for any  amendment  effected by the filing of a document  with the SEC pursuant to the Exchange Act) and when such registration  statement or any post-effective amendment thereto has become effective;

               (B) of any request by the SEC for  amendments or  supplements  to any registration  statement or the prospectus  included therein or for additional information;

               (C) of the issuance by the SEC of any stop order  suspending  the effectiveness of any  registration  statement or the initiation of any proceedings for that purpose;

               (D) of the  receipt by the  Company  or its legal  counsel of any notification  with respect to the suspension of the  qualification  of the Common Stock for sale in any  jurisdiction  or the  initiation  or threatening of any proceeding for such purpose;

               (E) of the  happening  of any event that  requires the Company to make changes in any effective registration statement or the prospectus related to the registration  statement in order to make the statements therein  not  misleading  (which  notice  shall be  accompanied  by an instruction to suspend the use of the  prospectus  until the requisite changes have been made); and

               (F) if at any  time the  representations  and  warranties  of the
          Company  contained  in  any  underwriting  agreement  contemplated  by
          Section 4.5(c)(x) cease to be true and correct.

          (vii) Use its  reasonable  best  efforts to prevent  the  issuance  or obtain the  withdrawal of any order  suspending  the  effectiveness  of any registration statement referred to in Section 4.5(c)(vi)(C) at the earliest practicable time.

          (viii)  Upon the  occurrence  of any  event  contemplated  by  Section
     4.5(c)(v) or 4.5(c)(vi)(E),  promptly prepare a post-effective amendment to such  registration  statement or a supplement to the related  prospectus or file any other  required  document so that, as thereafter  delivered to the
     Holders and any  underwriters,  the  prospectus  will not contain an untrue statement of a material fact or omit to state any material  fact  necessary to make the statements  therein,  in light of the circumstances under which they were made,  not  misleading.  If the Company  notifies  the Holders in accordance with Section  4.5(c)(vi)(E) to suspend the use of the prospectus until the  requisite  changes to the  prospectus  have been made,  then the
     Holders and any  underwriters  shall suspend use of such prospectus and use their  reasonable  best efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holders' or underwriters' possession. The total number of days that any such  suspension  may be in effect  in any  12-month  period  shall not exceed 90 days.

                                       22

          (ix) Use  reasonable  best efforts to procure the  cooperation  of the
     Company's  transfer  agent in settling any offering or sale of  Registrable
     Securities,  including  with  respect to the  transfer  of  physical  stock certificates  into  book-entry  form  in  accordance  with  any  procedures reasonably requested by the Holders or any managing underwriter(s).

          (x) If an  underwritten  offering  is  requested  pursuant  to Section
     4.5(a)(ii),  enter into an underwriting  agreement in customary form, scope and substance and take all such other actions  reasonably  requested by the
     Holders  of  a  majority  of  the  Registrable  Securities  being  sold  in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten  disposition of such Registrable Securities, and in connection therewith in any underwritten  offering (including making
     members  of  management  and   executives  of  the  Company   available  to
     participate  in "road  shows",  similar  sales  events and other  marketing activities),  (A) make such  representations  and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries,  and the Shelf
     Registration  Statement,  prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein,  in each case, in customary form,  substance  and scope,  and,  if true,  confirm  the same if and when requested,  (B) use its reasonable best efforts to furnish the underwriters with  opinions  of  counsel  to the  Company,  addressed  to  the  managing underwriter(s),  if any, covering the matters  customarily  covered in such opinions requested in underwritten  offerings,  (C) use its reasonable best efforts to obtain "cold  comfort"  letters from the  independent  certified public accountants of the Company (and, if necessary, any other independent certified  public  accountants of any business  acquired by the Company for which  financial  statements  and financial  data are included in the Shelf
     Registration   Statement)  who  have  certified  the  financial  statements included in such Shelf  Registration  Statement,  addressed  to each of the managing  underwriter(s),  if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters,
     (D) if an  underwriting  agreement is entered into,  the same shall contain
     indemnification   provisions  and  procedures   customary  in  underwritten
     offerings (provided that the Investor shall not be obligated to provide any indemnity),  and (E) deliver  such  documents  and  certificates  as may be reasonably  requested  by the  Holders  of a  majority  of the  Registrable
     Securities  being  sold in  connection  therewith,  their  counsel  and the managing underwriter(s),  if any, to evidence the continued validity of the representations  and  warranties  made  pursuant to clause (i) above and to
     evidence  compliance  with  any  customary   conditions  contained  in  the
     underwriting agreement or other agreement entered into by the Company.

          (xi) Make available for inspection by a representative of Holders that are selling  stockholders,  the  managing  underwriter(s),  if any, and any
     attorneys   or   accountants   retained   by  such   Holders  or   managing
     underwriter(s),  at the offices  where  normally  kept,  during  reasonable business hours, financial and other records,  pertinent corporate documents and  properties  of the  Company,  and cause the  officers,  directors  and employees of the Company to supply all  information in each case reasonably requested  (and of the type  customarily  provided in  connection  with due diligence  conducted in  connection  with a registered  public  offering of securities) by any such representative,

                                       23

     managing  underwriter(s),  attorney or accountant  in connection  with such
     Shelf Registration Statement.

          (xii)  Use  reasonable  best  efforts  to cause  all such  Registrable
     Securities  to be  listed on each  national  securities  exchange  on which similar  securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange,  use its  reasonable  best efforts to cause all such  Registrable
     Securities  to be listed on such  securities  exchange as the  Investor may designate.

          (xiii) If  requested  by  Holders  of a  majority  of the  Registrable
     Securities being  registered  and/or sold in connection  therewith,  or the
     managing   underwriter(s),   if  any,  promptly  include  in  a  prospectus
     supplement or amendment  such  information  as the Holders of a majority of the  Registrable  Securities  being  registered  and/or sold in  connection therewith or managing  underwriter(s),  if any, may  reasonably  request in order to permit the intended  method of distribution of such securities and make all required  filings of such prospectus  supplement or such amendment as soon as practicable after the Company has received such request.

          (xiv)  Timely  provide  to its  security  holders  earning  statements satisfying  the  provisions of Section 11(a) of the Securities Act and Rule
     158 thereunder.

     (d)  Suspension of Sales.  Upon receipt of written  notice from the Company that a registration  statement,  prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements  therein  not  misleading  or  that  circumstances  exist  that  make inadvisable  use  of  such  registration  statement,  prospectus  or  prospectus supplement,  the  Investor  and each  Holder  of  Registrable  Securities  shall forthwith discontinue  disposition of Registrable  Securities until the Investor and/or Holder has received  copies of a  supplemented  or amended  prospectus or prospectus  supplement,  or until the Investor  and/or such Holder is advised in writing  by the  Company  that the use of the  prospectus  and,  if  applicable, prospectus  supplement may be resumed,  and, if so directed by the Company,  the
Investor  and/or such  Holder  shall  deliver to the  Company (at the  Company's expense)  all copies,  other than  permanent  file  copies then in the  Investor
and/or  such  Holder's  possession,   of  the  prospectus  and,  if  applicable,
prospectus  supplement covering such Registrable  Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

     (e) Termination of Registration  Rights. A Holder's  registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former  members) shall not be available  unless such  securities are Registrable
Securities.

     (f) Furnishing Information.

          (i) Neither the  Investor  nor any Holder  shall use any free  writing prospectus  (as  defined  in  Rule  405) in  connection  with  the  sale of
     Registrable Securities without the prior written consent of the Company.

                                       24

          (ii) It shall  be a  condition  precedent  to the  obligations  of the
     Company to take any action  pursuant to Section 4.5(c) that Investor and/or the selling  Holders and the  underwriters,  if any,  shall  furnish to the
     Company such information regarding themselves,  the Registrable  Securities held by them and the intended  method of disposition of such  securities as shall be required to effect the  registered  offering of their  Registrable
     Securities.

     (g) Indemnification.

          (i) The Company  agrees to indemnify each Holder and, if a Holder is a person  other  than  an  individual,  such  Holder's  officers,  directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities  Act (each,  an
     "Indemnitee"),  against  any  and all  losses,  claims,  damages,  actions, liabilities,  costs and expenses  (including  reasonable fees, expenses and disbursements of attorneys and other  professionals  incurred in connection with investigating,  defending,  settling,  compromising or paying any such losses, claims, damages, actions,  liabilities,  costs and expenses), joint or several,  arising out of or based upon any untrue  statement  or alleged untrue statement of material fact contained in any registration  statement, including any preliminary  prospectus or final prospectus contained therein or any  amendments or  supplements  thereto or any  documents  incorporated therein by reference or contained in any free writing  prospectus  (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or
     any omission to state therein a material fact required to be stated therein or necessary to make the statements  therein, in light of the circumstances under  which they were made,  not  misleading;  provided,  that the Company shall not be liable to such  Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue  statement or  omission  made in  such  registration  statement,  including  any  such preliminary  prospectus or final prospectus  contained  therein or any such amendments  or  supplements  thereto  or  contained  in  any  free  writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized  by it in writing  for use by such Holder (or any  amendment  or supplement  thereto),  in reliance upon and in conformity with  information regarding  such  Indemnitee  or  its  plan  of  distribution  or  ownership interests  which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement,  including any such preliminary  prospectus or final prospectus  contained  therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such  Indemnitee  "by means of" (as defined in Rule 159A) a "free writing  prospectus"  (as defined in Rule 405) that was not  authorized  in writing by the Company.

          (ii) If the  indemnification  provided  for in  Section  4.5(g)(i)  is unavailable to an Indemnitee with respect to any losses,  claims,  damages,
     actions,  liabilities,   costs  or  expenses  referred  to  therein  or  is
     insufficient to hold the Indemnitee harmless as contemplated  therein, then the Company,  in lieu of indemnifying such Indemnitee,  shall contribute to the amount paid or payable by such  Indemnitee  as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the  Indemnitee,  on the one hand,  and the  Company,  on the

                                       25

     other hand, in connection  with the statements or omissions  which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company,  on the one hand,  and of the  Indemnitee,  on the other hand, shall be  determined  by  reference  to, among other  factors,  whether the untrue  statement of a material  fact or omission to state a material  fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge,  access to information and opportunity to correct or prevent  such  statement  or  omission;  the Company and each
     Holder  agree  that it would  not be just  and  equitable  if  contribution pursuant to this Section  4.5(g)(ii) were determined by pro rata allocation or by any other  method of  allocation  that does not take  account  of the equitable  considerations  referred to in Section 4.5(g)(i).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f)
     of the Securities Act) shall be entitled to  contribution  from the Company if the Company was not guilty of such fraudulent misrepresentation.

     (h)  Assignment  of  Registration  Rights.  The rights of the  Investor  to registration  of  Registrable  Securities  pursuant  to  Section  4.5(a)  may be assigned by the Investor to a transferee or assignee of  Registrable  Securities with a liquidation  preference or, in the case of Registrable  Securities  other than Preferred Shares, a market value, no less than an amount equal to (i) 2% of the initial  aggregate  liquidation  preference of the Preferred  Shares if such initial aggregate  liquidation  preference is less than $2 billion and (ii) $200 million if the initial aggregate liquidation  preference of the Preferred Shares is equal to or greater than $2 billion; provided, however, the transferor shall, within ten days after such  transfer,  furnish to the Company  written notice of the name and address of such  transferee  or assignee and the number and type of
Registrable  Securities  that are being  assigned.  For purposes of this Section
4.5(h), "market value" per share of Common Stock shall be the last reported sale price of the  Common  Stock on the  national  securities  exchange  on which the
Common  Stock is listed or admitted to trading on the last  trading day prior to the proposed  transfer,  and the "market  value" for the Warrant (or any portion thereof)  shall be the  market  value per share of Common  Stock  into which the
Warrant (or such portion) is exercisable less the exercise price per share.

     (i) Clear Market. With respect to any underwritten  offering of Registrable
Securities  by the Investor or other  Holders  pursuant to this Section 4.5, the
Company  agrees not to effect  (other  than  pursuant  to such  registration  or pursuant to a Special Registration) any public sale or distribution,  or to file any Shelf  Registration  Statement  (other than such  registration  or a Special
Registration)  covering, in the case of an underwritten offering of Common Stock or Warrants,  any of its equity  securities  or, in the case of an  underwritten offering of Preferred  Shares,  any Preferred Stock of the Company,  or, in each case, any securities  convertible  into or  exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the  effective  date of such offering or such longer period up to 90 days as may be requested by the managing  underwriter for such  underwritten  offering.  The
Company also agrees to cause such of its directors and senior executive officers to execute and deliver  customary  lock-up  agreements in such form and for such time  period  up to 90 days as may be  requested  by the  managing  underwriter.
"Special  Registration"  means the registration of (A) equity  securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form
S-8 (or successor  form) or (B) shares of equity  securities  and/or  options or other  rights  in  respect  thereof  to be  offered  to  directors,  members  of management, employees, consultants,

                                       26

customers,  lenders  or vendors of the  Company  or Company  Subsidiaries  or in connection with dividend reinvestment plans.

     (j) Rule 144;  Rule 144A.  With a view to making  available to the Investor and Holders the benefits of certain rules and  regulations  of the SEC which may
permit  the  sale  of  the   Registrable   Securities  to  the  public   without
registration, the Company agrees to use its reasonable best efforts to:

          (i) make and keep  public  information  available,  as those terms are understood  and defined in Rule  144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the Signing Date;

          (ii) (A) file with the SEC, in a timely manner,  all reports and other documents required of the Company under the Exchange Act, and (B) if at any time the Company is not required to file such reports, make available, upon the request of any  Holder,  such  information  necessary  to permit  sales
     pursuant  to  Rule  144A  (including  the  information   required  by  Rule
     144A(d)(4) under the Securities Act);

          (iii)  so  long as the  Investor  or a  Holder  owns  any  Registrable
     Securities,  furnish to the Investor or such Holder forthwith upon request:
     a written  statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act;
     a copy of the most recent  annual or quarterly  report of the Company;  and such other reports and  documents as the Investor or Holder may  reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and

          (iv) take such further  action as any Holder may  reasonably  request, all to the extent  required from time to time to enable such Holder to sell
     Registrable Securities without registration under the Securities Act.

     (k) As used in this  Section  4.5,  the  following  terms  shall  have  the following respective meanings:

          (i) "Holder"  means the  Investor and any other holder of  Registrable
     Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.5(h) hereof.

          (ii)  "Holders'  Counsel"  means one counsel  for the selling  Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

          (iii) "Register,"  "registered," and  "registration"  shall refer to a registration effected by preparing and (A) filing a registration  statement in compliance with the Securities Act and applicable  rules and regulations thereunder,  and the  declaration  or  ordering  of  effectiveness  of such registration  statement  or  (B)  filing  a  prospectus  and/or  prospectus supplement in respect of an appropriate effective registration statement on
     Form S-3.

                                       27

          (iv) "Registrable  Securities" means (A) all Preferred Shares, (B) the
     Warrant (subject to Section 4.5(p)) and (C) any equity securities issued or issuable directly or indirectly with respect to the securities  referred to in the  foregoing  clauses  (A) or (B) by way of  conversion,  exercise  or exchange thereof,  including the Warrant Shares, or share dividend or share split or in  connection  with a  combination  of shares,  recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization,  provided that,  once issued,  such  securities will not be
     Registrable  Securities  when (1) they are sold  pursuant  to an  effective registration  statement  under the  Securities  Act, (2) except as provided below in Section  4.5(o),  they may be sold  pursuant  to Rule 144  without limitation  thereunder  on volume or manner of sale,  (3) they  shall  have ceased  to  be  outstanding  or  (4)  they  have  been  sold  in a  private transaction in which the  transferor's  rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

          (v) "Registration  Expenses" mean all expenses incurred by the Company in effecting any  registration  pursuant to this Agreement  (whether or not any  registration  or prospectus  becomes  effective or final) or otherwise complying  with its  obligations  under this  Section  4.5,  including  all
     registration,   filing  and  listing  fees,  printing  expenses,  fees  and disbursements  of  counsel  for the  Company,  blue sky fees and  expenses, expenses  incurred in connection with any "road show",  the reasonable fees and  disbursements  of Holders'  Counsel,  and  expenses  of the  Company's independent  accountants in connection  with any regular or special reviews or audits incident to or required by any such  registration,  but shall not include Selling Expenses.

          (vi) "Rule 144", "Rule 144A",  "Rule 159A",  "Rule 405" and "Rule 415"
     mean, in each case, such rule promulgated  under the Securities Act (or any successor provision), as the same shall be amended from time to time.

          (vii) "Selling Expenses" mean all discounts,  selling  commissions and stock transfer taxes  applicable to the sale of Registrable  Securities and fees and  disbursements  of counsel for any Holder (other than the fees and disbursements of Holders' Counsel included in Registration Expenses).

     (l) At any time, any holder of Securities  (including any Holder) may elect to  forfeit  its rights set forth in this  Section  4.5 from that date  forward;
provided,  that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 4.5(a)(iv) - (vi) in any Pending Underwritten Offering
to the same extent that such  Holder  would have been  entitled to if the holder had  not  withdrawn;  and  provided,  further,  that no  such  forfeiture  shall terminate a Holder's rights or obligations  under Section 4.5(f) with respect to any prior registration or Pending Underwritten  Offering.  "Pending Underwritten
Offering"  means,  with respect to any Holder  forfeiting its rights pursuant to this Section  4.5(l),  any  underwritten  offering of Registrable  Securities in which such  Holder  has  advised  the  Company  of its  intent to  register  its
Registrable Securities either pursuant to Section 4.5(a)(ii) or 4.5(a)(iv) prior to the date of such Holder's forfeiture.

                                       28

     (m) Specific  Performance.  The parties hereto acknowledge that there would be no  adequate  remedy  at law if  the  Company  fails  to  perform  any of its obligations  under this  Section 4.5 and that the  Investor and the Holders from time to time may be  irreparably  harmed by any such  failure,  and  accordingly agree that the  Investor  and such  Holders,  in addition to any other remedy to which they may be entitled at law or in equity,  to the fullest extent permitted and  enforceable  under  applicable  law shall be  entitled  to compel  specific performance  of the  obligations  of  the  Company  under  this  Section  4.5 in accordance with the terms and conditions of this Section 4.5.

     (n) No  Inconsistent  Agreements.  The  Company  shall not, on or after the
Signing Date,  enter into any agreement with respect to its securities  that may impair the rights granted to the Investor and the Holders under this Section 4.5 or that otherwise  conflicts  with the provisions  hereof in any manner that may impair the rights  granted to the  Investor  and the Holders  under this Section
4.5. In the event the Company has,  prior to the Signing Date,  entered into any agreement with respect to its securities  that is  inconsistent  with the rights granted to the  Investor  and the  Holders  under this  Section  4.5  (including agreements  that are  inconsistent  with the order of priority  contemplated  by
Section  4.5(a)(vi)) or that may otherwise  conflict with the provisions hereof, the Company shall use its  reasonable  best efforts to amend such  agreements to ensure they are consistent with the provisions of this Section 4.5.

     (o) Certain  Offerings by the Investor.  In the case of any securities held by the  Investor  that cease to be  Registrable  Securities  solely by reason of clause (2) in the  definition of  "Registrable  Securities,"  the  provisions of
Sections 4.5(a)(ii), clauses (iv), (ix) and (x)-(xii) of Section 4.5(c), Section
4.5(g)  and  Section  4.5(i)  shall  continue  to apply  until  such  securities
otherwise   cease  to  be   Registrable   Securities.   In  any  such  case,  an
"underwritten"  offering or other  disposition shall include any distribution of such  securities  on behalf of the  Investor by one or more  broker-dealers,  an
"underwriting  agreement" shall include any purchase  agreement  entered into by such  broker-dealers,  and any  "registration  statement" or "prospectus"  shall include any  offering  document  approved by the Company and used in  connection with such distribution.

     (p) Registered Sales of the Warrant.  The Holders agree to sell the Warrant or any portion thereof under the Shelf Registration  Statement only beginning 30 days after  notifying  the Company of any such sale,  during which 30-day period the Investor and all Holders of the Warrant shall take reasonable steps to agree to  revisions  to the Warrant to permit a public  distribution  of the  Warrant, including entering into a warrant agreement and appointing a warrant agent.

     4.6 Voting of Warrant Shares. Notwithstanding anything in this Agreement to the contrary,  the Investor shall not exercise any voting rights with respect to the Warrant Shares.

     4.7 Depositary  Shares.  Upon request by the Investor at any time following
the  Closing  Date,   the  Company  shall   promptly  enter  into  a  depositary
arrangement,  pursuant to customary  agreements  reasonably  satisfactory to the
Investor and with a depositary reasonably  acceptable to the Investor,  pursuant to which the  Preferred  Shares may be deposited  and  depositary  shares,  each representing a fraction of a Preferred  Share as specified by the Investor,  may be issued. From and after the execution of any such depositary arrangement,  and the

                                       29

deposit of any Preferred Shares pursuant  thereto,  the depositary shares issued pursuant  thereto  shall  be  deemed  "Preferred  Shares"  and,  as  applicable,
"Registrable Securities" for purposes of this Agreement.

     4.8 Restriction on Dividends and Repurchases.

     (a) Prior to the earlier of (x) the third  anniversary  of the Closing Date and (y) the date on which the  Preferred  Shares have been  redeemed in whole or the Investor has transferred all of the Preferred  Shares to third parties which are not  Affiliates  of the  Investor,  neither  the  Company  nor  any  Company
Subsidiary shall, without the consent of the Investor:

          (i) declare or pay any dividend or make any distribution on the Common
     Stock (other than (A) regular quarterly cash dividends of not more than the amount of the last quarterly cash dividend per share declared or, if lower, publicly  announced an  intention to declare,  on the Common Stock prior to
     October 14, 2008, as adjusted for any stock split, stock dividend,  reverse stock split, reclassification or similar transaction, (B) dividends payable solely in shares of Common  Stock and (C)  dividends  or  distributions  of rights or Junior Stock in connection with a stockholders' rights plan); or

          (ii)  redeem,  purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, or any trust  preferred  securities  issued by the Company or any Affiliate of the
     Company, other than (A) redemptions, purchases or other acquisitions of the
     Preferred  Shares,  (B)  redemptions,  purchases or other  acquisitions  of shares of Common Stock or other Junior  Stock,  in each case in this clause
     (B) in connection with the  administration  of any employee benefit plan in the ordinary  course of business  (including  purchases to offset the Share
     Dilution  Amount  (as  defined  below)  pursuant  to a  publicly  announced repurchase  plan) and  consistent  with past  practice;  provided  that any purchases to offset the Share Dilution  Amount shall in no event exceed the
     Share  Dilution   Amount,   (C)  purchases  or  other   acquisitions  by  a
     broker-dealer   subsidiary  of  the  Company  solely  for  the  purpose  of market-making,  stabilization  or  customer  facilitation  transactions  in
     Junior Stock or Parity Stock in the ordinary  course of its  business,  (D)
     purchases by a broker-dealer  subsidiary of the Company of capital stock of the  Company  for resale  pursuant  to an  offering  by the Company of such capital  stock  underwritten  by  such  broker-dealer  subsidiary,  (E) any redemption  or repurchase of rights  pursuant to any  stockholders'  rights plan, (F) the acquisition by the Company or any of the Company Subsidiaries
     of record  ownership  in Junior  Stock or Parity  Stock for the  beneficial ownership of any other persons (other than the Company or any other Company
     Subsidiary),  including as trustees or custodians,  and (G) the exchange or conversion  of Junior  Stock for or into  other  Junior  Stock or of Parity
     Stock or trust  preferred  securities  for or into other Parity Stock (with the same or lesser aggregate  liquidation  amount) or Junior Stock, in each case set forth in this clause (G), solely to the extent  required  pursuant to binding contractual agreements entered into prior to the Signing Date or any  subsequent  agreement  for the  accelerated  exercise,  settlement  or exchange thereof for Common Stock (clauses (C) and (F),  collectively,  the
     "Permitted Repurchases"). "Share Dilution Amount" means the increase in the number of diluted shares  outstanding  (determined in accordance with GAAP, and as measured from the date of the Company's  most recently

                                       30

     filed Company  Financial  Statements  prior to the Closing Date)  resulting from the  grant,  vesting  or  exercise  of  equity-based  compensation  to employees  and  equitably  adjusted  for any stock split,  stock  dividend, reverse stock split, reclassification or similar transaction.

     (b) Until such time as the Investor ceases to own any Preferred Shares, the
Company  shall not  repurchase  any  Preferred  Shares from any holder  thereof, whether by means of open market purchase,  negotiated transaction, or otherwise, other  than  Permitted  Repurchases,  unless it offers to  repurchase  a ratable portion of the Preferred  Shares then held by the Investor on the same terms and conditions.

     (c)  "Junior  Stock"  means  Common  Stock and any other class or series of stock of the Company the terms of which  expressly  provide that it ranks junior to  the  Preferred  Shares  as  to  dividend  rights  and/or  as  to  rights  on liquidation,  dissolution or winding up of the Company. "Parity Stock" means any class or series  of stock of the  Company  the  terms of which do not  expressly provide  that such class or series will rank  senior or junior to the  Preferred
Shares as to dividend rights and/or as to rights on liquidation,  dissolution or winding up of the  Company  (in each case  without  regard to whether  dividends accrue cumulatively or non-cumulatively).

     4.9 Repurchase of Investor Securities.

     (a) Following the  redemption in whole of the Preferred  Shares held by the
Investor or the Transfer by the Investor of all of the  Preferred  Shares to one
or more  third  parties  not  affiliated  with the  Investor,  the  Company  may repurchase,  in whole or in part, at any time any other equity securities of the
Company  purchased by the Investor pursuant to this Agreement or the Warrant and then held by the Investor, upon notice given as provided in clause (b) below, at the Fair Market Value of the equity security.

     (b) Notice of every repurchase of equity  securities of the Company held by the Investor  shall be given at the address and in the manner set forth for such party in Section 5.6.  Each notice of  repurchase  given to the  Investor  shall state:  (i) the number and type of securities to be repurchased,  (ii) the Board of Director's  determination  of Fair Market Value of such  securities and (iii)
the place or places where  certificates  representing  such securities are to be surrendered  for  payment  of  the  repurchase  price.  The  repurchase  of  the securities specified in the notice shall occur as soon as practicable  following the determination of the Fair Market Value of the securities.

     (c) As used in this  Section  4.9,  the  following  terms  shall  have  the following respective meanings:

          (i) "Appraisal  Procedure"  means a procedure  whereby two independent appraisers,  one  chosen  by the  Company  and one by the  Investor,  shall mutually  agree upon the Fair  Market  Value.  Each party  shall  deliver a notice to the  other  appointing  its  appraiser  within 10 days  after the
     Appraisal  Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the Fair Market Value, a third independent  appraiser  shall be chosen  within 10 days  thereafter  by the mutual  consent of such first two  appraisers.  The  decision  of the third appraiser so  appointed  and

                                       31

     chosen  shall be given  within 30 days  after the  selection  of such third appraiser.  If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other  determination  is disparate  from the middle determination,  then the determination of such appraiser shall be excluded, the remaining two  determinations  shall be averaged and such average shall be binding and conclusive upon the Company and the Investor; otherwise, the average of all three  determinations  shall be binding upon the Company and the Investor.  The costs of conducting  any  Appraisal  Procedure  shall be borne by the Company.

          (ii) "Fair Market Value" means, with respect to any security, the fair market  value of such  security as  determined  by the Board of  Directors, acting in good faith in reliance on an opinion of a  nationally  recognized independent  investment  banking  firm  retained  by the  Company  for this purpose and certified in a resolution to the Investor. If the Investor does not agree  with the Board of  Director's  determination,  it may  object in writing within 10 days of receipt of the Board of Director's determination.
     In the event of such an  objection,  an  authorized  representative  of the
     Investor and the chief executive officer of the Company shall promptly meet to resolve the objection  and to agree upon the Fair Market  Value.  If the chief  executive  officer and the authorized  representative  are unable to agree on the Fair  Market  Value  during the 10-day  period  following  the delivery  of the  Investor's  objection,  the  Appraisal  Procedure  may be invoked by either party to determine the Fair Market Value by delivery of a written  notification thereof not later than the 30th day after delivery of the Investor's objection.

     4.10 Executive Compensation.  Until such time as the Investor ceases to own any debt or equity securities of the Company acquired pursuant to this Agreement or the Warrant,  the Company shall take all necessary  action to ensure that its
Benefit  Plans  with  respect  to its Senior  Executive  Officers  comply in all respects  with  Section  111(b) of the EESA as  implemented  by any  guidance or regulation  thereunder  that has been  issued and is in effect as of the Closing
Date,  and shall  not adopt any new  Benefit  Plan with  respect  to its  Senior
Executive Officers that does not comply therewith.  "Senior Executive  Officers"
means the  Company's  "senior  executive  officers"  as  defined  in  subsection
111(b)(3) of the EESA and regulations issued thereunder, including the rules set forth in 31 C.F.R. Part 30.

                                   Article V
                                 Miscellaneous

     5.1 Termination.  This Agreement may be terminated at any time prior to the
Closing:

     (a) by either the  Investor or the  Company if the  Closing  shall not have occurred by the 30th calendar day following the Signing Date; provided, however, that in the event the Closing has not  occurred by such 30th  calendar  day, the parties will  consult in good faith to  determine  whether to extend the term of this  Agreement,  it being  understood  that the  parties  shall be  required to consult  only until the fifth day after such 30th  calendar day and not be under any  obligation  to  extend  the term of this  Agreement  thereafter;  provided, further,  that the right to terminate this  Agreement  under this Section 5.1(a)
shall not be  available  to any party  whose  breach  of any  representation  or warranty or failure to perform any obligation  under this

                                       32

Agreement  shall have  caused or resulted in the failure of the Closing to occur on or prior to such date; or

     (b)  by  either  the  Investor  or  the  Company  in  the  event  that  any
Governmental  Entity  shall have issued an order,  decree or ruling or taken any other action  restraining,  enjoining or otherwise  prohibiting the transactions contemplated  by this Agreement and such order,  decree,  ruling or other action shall have become final and nonappealable; or

     (c) by the mutual written consent of the Investor and the Company.

In the event of  termination  of this Agreement as provided in this Section 5.1, this Agreement  shall  forthwith  become void and there shall be no liability on the part of either party hereto except that nothing  herein shall relieve either party from liability for any breach of this Agreement.

     5.2  Survival  of  Representations   and  Warranties.   All  covenants  and
agreements,  other than  those  which by their  terms  apply in whole or in part after the Closing,  shall terminate as of the Closing.  The  representations and warranties  of the  Company  made  herein or in any  certificates  delivered  in connection with the Closing shall survive the Closing without limitation.

     5.3  Amendment.  No amendment of any  provision of this  Agreement  will be effective  unless made in writing and signed by an officer or a duly  authorized representative of each party;  provided that the Investor may unilaterally amend any  provision  of this  Agreement  to the extent  required  to comply  with any changes after the Signing Date in  applicable  federal  statutes.  No failure or delay by any party in exercising any right,  power or privilege  hereunder shall operate as a waiver  thereof  nor shall any single or partial  exercise  thereof preclude any other or further  exercise of any other right,  power or privilege.
The rights and remedies  herein  provided  shall be  cumulative of any rights or remedies provided by law.

     5.4 Waiver of  Conditions.  The  conditions  to each party's  obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in whole or in part to the extent  permitted by applicable law. No waiver will be effective  unless it is in a writing signed by a duly  authorized officer of the waiving  party that makes  express  reference to the provision or provisions subject to such waiver.

     5.5 Governing Law: Submission to Jurisdiction,  Etc. This Agreement will be governed  by and  construed  in  accordance  with the  federal law of the United
States if and to the extent such law is applicable,  and otherwise in accordance with the laws of the State of New York  applicable  to contracts  made and to be performed  entirely within such State.  Each of the parties hereto agrees (a) to submit to the exclusive  jurisdiction  and venue of the United  States  District
Court for the District of Columbia and the United States Court of Federal Claims
for any and all civil actions,  suits or proceedings  arising out of or relating to this  Agreement  or the Warrant or the  transactions  contemplated  hereby or thereby,  and (b) that  notice may be served upon (i) the Company at the address and in the manner set forth for  notices to the  Company in Section 5.6 and (ii)
the  Investor  in  accordance  with  federal  law.  To the extent  permitted  by applicable law, each of the parties hereto hereby  unconditionally  waives trial by jury in any civil

                                       33

legal  action or  proceeding  relating to this  Agreement  or the Warrant or the transactions contemplated hereby or thereby.

     5.6 Notices. Any notice, request, instruction or other document to be given hereunder  by any party to the other  will be in  writing  and will be deemed to have been duly given (a) on the date of delivery if delivered personally,  or by facsimile,  upon  confirmation  of receipt,  or (b) on the second  business  day following  the date of dispatch if delivered  by a  recognized  next day courier service.  All notices to the Company shall be delivered as set forth in Schedule
A, or pursuant to such other  instruction as may be designated in writing by the
Company to the Investor.  All notices to the Investor  shall be delivered as set forth below,  or pursuant to such other  instructions  as may be  designated  in writing by the Investor to the Company.

                    If to the Investor:
                    United States Department of the Treasury
                    1500 Pennsylvania Avenue, NW, Room 2312
                    Washington, D.C. 20220
                    Attention: Assistant General Counsel (Banking and Finance)
                    Facsimile: (202) 622-1974

     5.7 Definitions

     (a) When a reference is made in this Agreement to a subsidiary of a person, the term "subsidiary" means any corporation, partnership, joint venture, limited liability  company or other entity (x) of which such person or a  subsidiary  of such  person is a  general  partner  or (y) of which a  majority  of the  voting securities or other voting  interests,  or a majority of the securities or other interests  of which  having  by their  terms  ordinary  voting  power to elect a majority of the board of directors or persons  performing similar functions with respect to such entity,  is directly or  indirectly  owned by such person and/or one or more subsidiaries thereof.

     (b) The term  "Affiliate"  means,  with  respect to any person,  any person directly or indirectly controlling,  controlled by or under common control with, such other person. For purposes of this definition,  "control" (including,  with correlative meanings, the terms "controlled by" and "under common control with")
when  used  with  respect  to any  person,  means the  possession,  directly  or indirectly, of the power to cause the direction of management and/or policies of such person,  whether through the ownership of voting  securities by contract or otherwise.

     (c) The terms "knowledge of the Company" or "Company's  knowledge" mean the actual  knowledge  after  reasonable  and due inquiry of the "officers" (as such term is defined in Rule 3b-2 under the  Exchange  Act,  but  excluding  any Vice
President or Secretary) of the Company.

     5.8 Assignment.  Neither this Agreement nor any right,  remedy,  obligation nor liability  arising  hereunder or by reason hereof shall be assignable by any party  hereto  without the prior  written  consent of the other  party,  and any attempt to assign any right,  remedy,  obligation or liability hereunder without such consent shall be void, except (a) an assignment,  in the case of

                                       34

a Business  Combination  where such party is not the surviving entity, or a sale of substantially  all of its assets, to the entity which is the survivor of such
Business  Combination  or the  purchaser  in such  sale and (b) as  provided  in
Section 4.5.

     5.9 Severability. If any provision of this Agreement or the Warrant, or the application  thereof to any person or circumstance,  is determined by a court of competent  jurisdiction  to be invalid,  void or  unenforceable,  the  remaining
provisions   hereof,  or  the  application  of  such  provision  to  persons  or circumstances  other  than  those  as to  which  it has  been  held  invalid  or unenforceable,  will  remain  in full  force and  effect  and shall in no way be affected,  impaired or  invalidated  thereby,  so long as the  economic or legal substance of the transactions  contemplated hereby is not affected in any manner materially  adverse to any party.  Upon such  determination,  the parties  shall negotiate  in good  faith in an effort to agree upon a  suitable  and  equitable substitute provision to effect the original intent of the parties.

     5.10 No Third Party  Beneficiaries.  Nothing  contained in this  Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the  Investor any  benefit,  right or remedies,  except that the provisions of Section 4.5 shall inure to the benefit of the persons  referred to in that Section.

                                       ***

                                       35

                                                                         ANNEX A

                       FORM OF CERTIFICATE OF DESIGNATIONS

                                 [SEE ATTACHED]

                                                                         ANNEX B

                                 FORM OF WAIVER

In  consideration  for the benefits I will receive as a result of my  employer's participation  in the United States  Department of the  Treasury's  TARP Capital
Purchase Program, I hereby voluntarily waive any claim against the United States or my employer for any changes to my  compensation or benefits that are required to comply  with the  regulation  issued by the  Department  of the  Treasury  as published in the Federal Register on October 20, 2008.

I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements,  policies and agreements
(including so-called "golden parachute" agreements) that I have with my employer or in which I  participate  as they relate to the period the United States holds any equity or debt securities of my employer  acquired  through the TARP Capital
Purchase Program.

This waiver  includes all claims I may have under the laws of the United  States or  any  state  related  to  the  requirements  imposed  by  the  aforementioned regulation,  including without  limitation a claim for any compensation or other payments I would otherwise  receive,  any challenge to the process by which this regulation was adopted and any tort or constitutional  claim about the effect of these regulations on my employment relationship.

                                                                         ANNEX C

                                 FORM OF OPINION

     (a) The Company  has been duly  incorporated  and is validly  existing as a corporation in good standing under the laws of the state of its incorporation.

     (b) The Preferred Shares have been duly and validly  authorized,  and, when issued and delivered  pursuant to the  Agreement,  the Preferred  Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive  rights,  and will rank pari passu with or senior to all other series or classes of  Preferred  Stock issued on the Closing Date with respect to the payment of dividends and the  distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

     (c) The Warrant has been duly  authorized  and, when executed and delivered as  contemplated  by the Agreement,  will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable  bankruptcy,  insolvency,
reorganization,   moratorium  or  similar  laws  affecting  the  enforcement  of creditors'  rights  generally and general  equitable  principles,  regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (d) The shares of Common Stock  issuable  upon exercise of the Warrant have been duly  authorized and reserved for issuance upon exercise of the Warrant and when so  issued in  accordance  with the terms of the  Warrant  will be  validly issued, fully paid and non-assessable  [insert, if applicable:  , subject to the approvals of the Company's stockholders set forth on Schedule C].

     (e) The  Company  has the  corporate  power and  authority  to execute  and deliver the Agreement and the Warrant and [insert,  if applicable:  , subject to the approvals of the Company's  stockholders  set forth on Schedule C,] to carry out its  obligations  thereunder  (which  includes the issuance of the Preferred
Shares, Warrant and Warrant Shares).

     (f) The execution, delivery and performance by the Company of the Agreement and the Warrant and the  consummation of the transactions  contemplated  thereby have been duly authorized by all necessary  corporate  action on the part of the
Company  and its  stockholders,  and no further  approval  or  authorization  is required on the part of the Company [insert,  if applicable:  , subject, in each case, to the approvals of the Company's stockholders set forth on Schedule C].

     (g)  The  Agreement  is a  valid  and  binding  obligation  of the  Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization,  moratorium or similar laws  affecting the  enforcement of creditors'  rights  generally and general  equitable  principles,  regardless  of whether such  enforceability  is considered in a proceeding at law or in equity; provided,  however, such counsel need  express no opinion  with  respect  to Section  4.5(g) or the  severability provisions of the Agreement insofar as Section 4.5(g) is concerned.

                                                                         ANNEX D

                                 FORM OF WARRANT

                                 [SEE ATTACHED]

                                                                      SCHEDULE A

                         ADDITIONAL TERMS AND CONDITIONS

Company Information:

         Name of the Company:  Blue Valley Ban Corp.

         Corporate or other organizational form:  Corporation

         Jurisdiction of Organization:  Kansas

         Appropriate Federal Banking Agency: Federal Reserve Bank of Kansas City
                                             and the Office of the State
                                             Banking Commissioner of Kansas

         Notice Information: Blue Valley Ban Corp., 11935 Riley, Overland Park,
                             Kansas   66225-6128, Attn: Robert
                             D. Regnier, Fax: (913) 234-7145

                             With a copy to:

                             Husch Blackwell Sanders LLP
                             4801 Main Street, Suite 1000
                             Kansas City, MO 64112
                             Attn: Steven F. Carman, Esq.
                             Fax:  (816) 983-8080
Terms of the Purchase:

         Series of Preferred Stock Purchased:  A

         Per Share Liquidation Preference of Preferred Stock:  $1,000.00

         Number of Shares of Preferred Stock Purchased:  21,750

         Dividend Payment Dates on the Preferred Stock:  February 15, May 15,
         August 15 and November 15

         Number of Initial Warrant Shares:  111,083

         Exercise Price of the Warrant:  $29.37

         Purchase Price:  $21,750,000

Closing:

         Location of Closing:  Squire, Sanders & Dempsey L.L.P., One Tampa City
         Center, 201 N. Franklin Street, Suite 2100, Tampa, Florida 33602

         Time of Closing:  9:00 a.m., Eastern Standard Time

         Date of Closing:  December 5, 2008

         Wire Information for Closing:       ABA Number:  101005027
                                             Bank: Bank of Blue Valley
                                             Account Name: Blue Valley Ban Corp
                                             Account Number: 0001317
                                             Beneficiary: Blue Valley Ban Corp.

                                                                      SCHEDULE B

                                 CAPITALIZATION

Capitalization Date:  November 30, 2008

Common Stock

         Par value:  $1.00

         Total Authorized:  15,000,000

         Outstanding:  2,470,742

         Subject to warrants, options, convertible securities, etc.:  221,709

         Reserved for benefit plans and other issuances:  400,800

         Remaining authorized but unissued: 11,906,749

         Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above):
         None

Preferred Stock

         Par value:  $1.00

         Total Authorized:  15,000,000

         Outstanding (by series):  None

         Reserved for issuance:  None

         Remaining authorized but unissued:  15,000,000

                                                                      SCHEDULE C
                         REQUIRED STOCKHOLDER APPROVALS

                                            Required(1)         % Vote Required

Warrants - Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no  stockholder  approvals are  required,  please so indicate by checking the
box: |X|

------------

(1)  If stockholder  approval is required,  indicate applicable  class/series of capital stock that are required to vote.

                                                                      SCHEDULE D

                                   LITIGATION

List any exceptions to the  representation and warranty in Section 2.2(l) of the
Securities Purchase Agreement - Standard Terms.

If none, please so indicate by checking the box: |X|

                                                                      SCHEDULE E

                              COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of
Section 2.2(m) of the Securities Purchase Agreement - Standard Terms.

If none, please so indicate by checking the box: |X|

List any exceptions to the  representation  and warranty in the last sentence of
Section 2.2(m) of the Securities Purchase Agreement - Standard Terms.

If none, please so indicate by checking the box: |X|

                                                                      SCHEDULE F

                              REGULATORY AGREEMENTS

List any exceptions to the  representation and warranty in Section 2.2(s) of the
Securities Purchase Agreement - Standard Terms.

1.       As a result  of an  agreement  with the  Federal  Reserve  Bank and the
         Office of the  State  Banking  Commissioner  of  Kansas  (OSBC),  prior regulatory  approval is currently  required prior to the payment of any dividends by Blue Valley Ban Corp.  The agreement  also places a number of other obligations on the Company. Copies are available upon request.

If none, please so indicate by checking the box: [ ]